Exhibit 10.11 Page 1


                          Technical Assistance Support
                      Services Agreement for FWA Equipment



This Technical Assistance Support Services Agreement for FWA Equipment (the "Agreement"), dated as of February 14, 2003, is entered into between Axtel, S.A. de C.V. a Mexican corporation, ("Customer") and Nortel Networks UK Limited, an English corporation ("Nortel Networks").

The parties hereto agree to the following terms and conditions:

1.   Scope

1.1 Nortel Networks will provide the technical assistance support services (the "TAS Services") and other FWA services (the "Other Services"), as described in the Exhibit "B" of this Agreement (collectively the "Services") at the prices set forth in Exhibit "A".

1.2 As part of the Services described in this Agreement, each year during the Term of this Agreement, Nortel Networks will provide an annual software release designed to enhance the functionality of the FWA System (the "Software Enhancement Release"), as well as its first market application ("FMA"), and when appropriate, it will include solutions to issues raised by Customer through the Technical Support process, as detailed in Exhibit "B", Exhibit "C" and Exhibit "D" of this Agreement. The prices for this Software Enhancement Release and related services, are described in Exhibit "A" of this Agreement. The content and scope of the 2003 Software Enhancement Release are described in Exhibit "C" of this Agreement. The content and scope of subsequent years' of the Software Enhancement Releases shall be agreed via the bi-monthly Product Enhancement Conferences and by the end of September of the previous year.

1.3 The scope of Services is described in the following Exhibits attached hereto and made an integral part of this Agreement:

     o    Exhibit A: Price Summary
     o Exhibit B: Description of the Technical Assistance Support Services ("TAS" or the "Services")
     o    Exhibit C: Content and Scope of the First Software Enhancement
          Release.
     o Exhibit D: "First Market Application Process For Annual FWA Software Enhancement Release".

2.   Price

2.1 The price for the Services to be rendered by Nortel and for the provision of the Software Enhancement Release and related services are indicated in Exhibit A. All amounts have



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     been expressed in US Dollars and do not include any taxes that may be levied by any governmental authority for the sale of the Services.

2.2 If any payment hereunder is to be made in Mexican pesos, the prices in Exhibit A shall be converted to Mexican pesos at the exchange rate published in the Diario Oficial de la Federacion on the date of payment; provided, however, that payment may only be made in Mexican pesos as long as the Services are being provided by a Mexican legal entity.

2.3 Each party shall be responsible for the payment of its own income taxes as they relate to this Agreement. If any authority imposes a tax, duty, levy or fee, excluding those based on Nortel Networks' net income, in connection with the Services supplied by Nortel Networks under this Agreement, Customer agrees to pay that amount as specified in the invoice, or provide exemption documentation.

2.4 If Customer is compelled by law to deduct or withhold any amounts from any payment, then Customer shall pay to Nortel Networks such additional amounts as may be necessary to ensure that Nortel Networks receives a net amount equal to the full amount which would have been received had the payment not been subject to such deduction or withholding.

2.5 Customer consents without qualification to the sale of receivables by Nortel Networks, subject to a 30-day prior written notice, and authorizes the disclosure of this Agreement and any attachments or associated documents as necessary to facilitate such sale. Any tax impact to Customer resulting from such sale and/or assignment shall be borne by Nortel Networks.

3.   Payment Terms

3.1 Nortel Networks shall invoice Customer for the TAS Services every three (3) months, 30 days in advance of the invoice due date, for TAS Services to be provided within such 3-month period.

3.2 Nortel Networks shall invoice Customer one hundred percent (100%) of the price of Other Services upon completion, unless the Other Service continues beyond thirty days, in which case Nortel Networks shall invoice Customer at the end of each month for the Other Services performed in that month.

3.3  Payment for the Services rendered by Nortel Networks shall be within thirty
     (30) days from the date of invoice is received by Customer.

3.4 All payments shall be made in accordance with the payment instructions contained in the applicable invoice if they are not in conflict with the provisions of this Agreement.

3.5 Customer shall pay interest on any late payments at the rate of 18% per annum (11/2% per month).



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4.   Term

4.1 The term ("Term") of this Agreement shall start on the Closing Date (as such term is defined in the Restructuring Agreement) and shall continue for the same term as the Purchase and License Agreement for FWA Equipment of even date herewith, entered into among Nortel Networks Limited, Nortel Networks de Mexico, S.A. de C.V. and Customer (the "FWA Supply Contract").

5.   Customer Responsibilities

5.1 Customer agrees to reasonably cooperate with Nortel Networks in the performance by Nortel Networks of the Services, including, without limitation, providing Nortel Networks with sufficient and timely access free of charge to facilities, data, information and personnel of Customer in accordance with Customer's then-current access internal policies, including the recovery by Nortel Networks of any diagnostic or test equipment, documentation or other items used by Nortel Networks in the performance of the Services.

5.2 In addition, Customer shall be responsible for the accuracy and completeness of all data and information that it provides or causes to be provided to Nortel Networks. In the event that there are any delays by Customer in fulfilling its responsibilities as stated above, there is a disagreement between the parties as to the cooperation required from Customer, or there are errors or inaccuracies in the information provided, Nortel Networks shall be entitled to appropriate schedule and pricing adjustments.

6.   Personnel

6.1 Nortel Networks and Customer are each responsible for the supervision, direction, compensation and control of their own employees and subcontractors. Nortel Networks may subcontract any portion or all of the Services to subcontractors selected by Nortel Networks.

6.2 Neither party shall knowingly hire, engage as independent contractors or solicit employees of the other party with whom it had contact as a result of the performance of the Services for a period ending one year after completion of the Services. Neither party shall be precluded from conducting generalized searches for employees (and hiring those employees who respond to generalized searches), through the use of advertisements in the media or through the use of search firms, provided that searches are not specifically targeted on employees providing Services.

7.   Patents and Copyrights

7.1 Nortel shall indemnify and hold harmless Customer, its officers, directors, representatives, agents, employees, contractors, subcontractors, subsidiaries and affiliates against any actual direct loss, damage, liability, cost, expense, action or claim, including reasonable attorneys' fees, litigation costs and expenses and amounts paid in settlement, subject to the limitations set forth in the following paragraphs, arising out of or in connection with



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     any infringement or alleged infringement of patents, copyrights, trademarks, trade secrets, or any other intellectual property right of a third party. Therefore, if a third party claims that any materials manufactured by Nortel Networks and provided to Customer in the performance of the Services infringe that party's patent or copyright, Nortel Networks will defend Customer against that claim at Nortel Networks' expense and pay all costs and damages that a court finally awards or are agreed to in settlement, provided that Customer (a) promptly notifies Nortel Networks in writing of the claim; and (b) allows Nortel Networks to control, and cooperates with Nortel Networks at Nortel Networks' expense in, the defense and any related settlement negotiations. If such a claim is made or appears likely to be made, Nortel Networks agrees to secure the right for Customer to continue to use the materials, or to modify them, or to replace them with materials that are functionally equivalent. If Nortel Networks determines that none of these alternatives is reasonably available, Customer agrees to return the materials upon Nortel Networks' written request. Nortel Networks will give Customer a credit equal to the amount paid by Customer to Nortel Networks for the infringing materials returned. Any such claims against the Customer or liability for infringement arising from use of the materials following a request for return by Nortel Networks are the sole responsibility of Customer. This represents Customer's sole and exclusive remedy regarding any claim of infringement.

7.2 Nortel Networks has no obligation regarding any claim based on any of the following: (a) anything Customer provides which is incorporated into the materials; (b) compliance by Nortel Networks with the Customer's specifications, designs or instructions; (c) the amount of revenues or profits earned or other value obtained by the use of a product by Customer;
     (d) Customer's modification of the materials or products, provided that Customer is hereby authorized to generate new Software Scripts or modify the existing ones; provided, however, that Nortel Networks shall not be obligated to support such modified Software Scripts; and provided, further, that Nortel Networks shall not be responsible for any performance issues resulting from such modified Software Scripts; or (e) Customer's failure to install or have installed changes, revisions or updates as instructed by Nortel Networks.

7.3 In case of any infringement caused by any Third Party Vendor Item, Nortel Networks shall reasonably cooperate with Customer and hereby assigns to Customer any of its rights to request the proper defense and indemnification for such claim to such Third Party Vendor. Nortel Networks shall provide Customer with all necessary contact information and applicable documentation, if available, for those third party vendors. Furthermore, Nortel Networks shall use its best efforts to provide reasonable assistance to Customer for Customer to be able to obtain from the Third Party Vendor the applicable defense and indemnification for such Third Party Vendor Item infringement, but only to the extent such assistance does not cause Nortel Networks to incur any out-of-pocket expenses or material additional costs.

8.   Intellectual Property



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8.1  Nortel Networks, on behalf of itself and its subcontractors, reserves all proprietary rights in and to (i) all methodologies, designs, engineering details, and other data pertaining to the Services and designs, documentation and other work product prepared by Nortel Networks and delivered to Customer, (ii) all original works, computer programs and updates developed in the course of providing the Services (except Customer's developed programs) or as otherwise agreed in writing between the parties, (iii) discoveries, inventions, patents, know-how and techniques arising out of the Services, and (iv) any and all products (including software and equipment) developed as a result of the Services. The performance by Nortel Networks of Services shall not be deemed work for hire. Nortel Networks grants to Customer a perpetual, non-exclusive, world-wide, paid up license to use, copy and modify the designs, documentation and other work product prepared by Nortel Networks and delivered to Customer in the performance of Services solely for Customer's internal business purposes.

8.2 It is understood between the parties that Nortel Networks will employ its know-how, techniques, concepts, experience and expertise, as well as all other intellectual property to which it reserves its rights, to perform services the same as or similar to the Services for others.

9.   Warranty and Disclaimer

9.1 Nortel Networks will perform the Services in a professional and workmanlike manner. Customer shall notify Nortel Networks in writing of any non-conformance within sixty (60) days of the date on which the Services are completed. Provided Customer gives written notice to Nortel Networks of any non-conforming Services within the above 60-day period, Nortel Networks will re-perform the non-conforming Services.

9.2 THIS WARRANTY IS CUSTOMER'S EXCLUSIVE WARRANTY. NORTEL NETWORKS HEREBY DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES AND/OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.  Limitation on Liability

10.1 In no event shall Nortel Networks or its agents or subcontractors be liable to Customer for more than the greater of the amount of any actual direct damages or the fees paid for Services that are the subject of the claim, regardless of the cause and whether arising in contract, tort (including negligence) or otherwise. This limitation will not apply to claims for damages for bodily injury (including death) and damage to real property and tangible personal property for which Nortel Networks is legally liable and payments as set forth in Section 7 - Patents and Copyrights.

10.2 IN NO EVENT SHALL NORTEL NETWORKS OR ITS AGENTS OR SUPPLIERS BE LIABLE FOR ANY OF THE FOLLOWING: A) DAMAGES BASED ON ANY THIRD PARTY CLAIM EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN AND IN



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     SECTION 7; B) LOSS OF, OR DAMAGE TO, CUSTOMER'S RECORDS, FILES OR DATA; OR
     C) INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR LOST SAVINGS), EVEN IF NORTEL NETWORKS IS INFORMED OF THEIR POSSIBILITY.

11.  Force Majeure

11.1 Neither party shall be liable for delays or nonperformance of this Agreement occasioned by fire, casualty, explosion, lightning, accident, strike, lockout, labor unrest, labor dispute (whether or not, in respect of the foregoing labor-related matters, the affected party is in a position to settle the matter), war (declared or undeclared), armed conflict, civil disturbance, riot, Act of God, delay of common carrier, the enactment, issuance, or application of any law, local by-law, regulation, or executive, administrative, or judicial order, acts (including delay or failure to act) of any governmental authority, or any other cause or causes (whether of the foregoing, nature or not), or any other similar or different occurrence, which cause or occurrence is beyond the reasonable control of the affected party and whether or not foreseeable by such party ("Force Majeure"). However, if the delay or non-performance due to Force Majeure exceeds 3 (three) months, the party not affected by Force Majeure may terminate this Agreement provided written notice has been given to the other party.

12.  Independent Contractors

12.1 The parties herein are independent contracting entities. Nothing herein shall be construed to create a relationship of employer and employee, joint venture, partnership or association between Customer and Nortel Networks. Except as expressly provided herein, neither party shall have the right to bind or obligate the other party in any manner without the written consent of the other party.

13.  Termination; Survival

13.1 Without prejudice to any rights and remedies provided for hereunder, either party hereto may terminate this Agreement, effective immediately, upon written notice to any other party, upon the occurrence of any of the following events or conditions (each, an "Event of Default"):

     (i) the other party applies for or consents to the appointment of, or the taking of possession by a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property,

     (ii) the other party makes a general assignment for the benefit of its creditors,

     (iii) the other party commences a voluntary proceeding under the bankruptcy, insolvency or similar laws relating to relief from creditors generally,



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     (iv) the other party fails to contest in a timely or appropriate manner, or acquiesces in writing to, any petition filed against it in an involuntary proceeding under the bankruptcy, insolvency or similar laws relating to relief from creditors generally, or any application for the appointment of a receiver, custodian, trustee, or liquidator of itself or of all or a substantial part of its property or its liquidation, reorganization, dissolution or winding-up; or

     (v) the other party materially fails to perform any term or condition under this Agreement or any of its Annexes, which failure continues for a period of thirty (30) days after written notice has been given to the breaching party; provided, however, that if any party exercises its termination rights as provided in this Section 13.1 after the sale of the FWA Business by any affiliate of Nortel Networks, the FWA Supply Contract shall automatically be terminated concurrently therewith; and provided, further, that if any party exercises its termination rights as provided in this Section 13.1 prior to the sale of the FWA Business by any affiliate of Nortel Networks, the three other Replacement Agreements shall automatically be terminated concurrently therewith.

13.2 In addition, without prejudice to any other rights and remedies provided for hereunder, Nortel Networks may terminate all four Replacement Agreements, effective immediately, upon written notice to Customer, upon the occurrence of any of the following events or conditions:

     (i) Customer fails to make payment in accordance with the terms and conditions hereof, which failure continues for a period of ten (10) business days (in Mexico) after written notice to Customer,

     (ii) within eighteen (18) months from the date hereof, the identity of Customer's business materially changes by sale of its business, transfer of control of its capital stock, merger or otherwise, unless prior written consent therefore has been received from Nortel Networks; or

     (iii) the occurrence of an Event of Default under any one of the Senior Note or the other Replacement Agreements which by the terms of such agreements would allow Nortel Networks to declare such Senior Note due and payable or to terminate such Replacement Agreement, as the case may be.

13.3 The respective obligations of each party pursuant to Sections 2, 3, 6, 7, 8, 9, 10, 12, 13, 14 and 15 hereof, and any other obligations of each party pursuant to this Agreement that by their nature would continue beyond the termination, cancellation, or expiration hereof shall survive such termination, cancellation, or expiration; provided, however, that if Customer fails to make payment in accordance with the terms and conditions hereof (subject to the cure period provided in Section 13.2 above), the parties expressly agree that Section 9.1 hereof shall not survive such termination, cancellation, or expiration.

14.  Confidential Information



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14.1 Confidential information ("Information") means: (i) software; and (ii) all business, technical, marketing and financial information and data that is clearly marked with a restrictive legend of the disclosing party ("Discloser").

14.2 The party receiving Information ("Recipient") will use the same care and discretion to avoid disclosure, publication or dissemination of Information as it uses with its own similar information that it does not wish to disclose, publish or disseminate. The Recipient may disclose Information only to: (i) its employees and employees of its parent, subsidiary or affiliated companies or subcontractors who have a need to know for purposes of carrying out this Agreement; and (ii) any other party with the Discloser's prior written consent. Before disclosure to any of the above parties, the Recipient will have a written agreement with such party sufficient to require that party to treat Information in accordance with this Agreement.

14.3 The Recipient may disclose Information to the extent required by law. However, the Recipient must give the Discloser prompt notice and make a reasonable effort to obtain a protective order.

14.4 No obligation of confidentiality applies to any Information that the
     Recipient: (i) already possesses without obligation of confidentiality;
     (ii) develops independently; or (iii) rightfully receives without obligations of confidentiality from a third party. No obligation of confidentiality applies to any Information that is, or becomes, publicly available without breach of this Agreement.

14.5 Each party's obligations hereunder shall survive for a period of five (5) years after receipt of Information hereunder from the Discloser, except as otherwise mutually agreed upon by the parties.

14.6 The Discloser makes no representations or warranties of any nature whatsoever with respect to any Information furnished to the recipient, including, without limitation, any warranties of merchantability or fitness for a particular purpose or against infringement.

15.  General Provisions

15.1 This Agreement will be governed by and construed in accordance with the laws of the State of New York, United States of America, with the exclusions of its conflicts of law provisions.

15.2 If, within thirty (30) days from the date of any notice of dispute from a Party to any other Party, such Parties are unable to resolve the issue, then either Party may initiate the binding arbitration to resolve such dispute by written notice to such other Party upon expiration of such thirty (30) day period. Any dispute between the Parties arising in connection with this Agreement shall be exclusively resolved by arbitration pursuant to



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     the Rules of Conciliation and Arbitration of the International Chamber of
     Commerce then in force. The arbitration proceedings pursuant to this
     Section 18(c) shall take place in the English language in the City of Miami, State of Florida, before a panel of three (3) arbitrators appointed in accordance with the aforementioned rules. The decision of the arbitrators shall be final and binding upon the Parties and their respective successors and assigns. The decision and award rendered by the arbitrators may be entered in any court of competent jurisdiction and any such court may order the enforcement of such award against the Parties and their respective successors and assigns.

15.3 EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING ANY ORDER ISSUED AND ACCEPTED HEREUNDER.

15.4 The terms and conditions stated herein, together with its Exhibits A, B, and C attached hereto, are the complete and exclusive statement of the agreement between the parties with respect to the Services (including the provision of the Software Enhancement Release and its related services) described herein. There are no representations, warranties, promises, covenants or undertakings between the parties except as described in this Agreement.

15.5 If any of the provisions of this Agreement are found to be invalid under an applicable statute or rule of law, they are to be enforced to the maximum extent permitted by law and beyond such extent are to be deemed omitted from this Agreement, without affecting the validity of any other provision of this Agreement.

15.6 The headings and captions in this Agreement are for convenience only and shall not be used to construe the meaning of this Agreement.

15.7 Customer agrees not to assign or otherwise transfer this Agreement or Customer's rights under it, or delegate Customer's obligations, without Nortel Networks' prior written consent, and any attempt to do so is void. Notwithstanding the foregoing, Nortel Networks may assign or otherwise transfer this Agreement or its rights under it, or delegate its obligations, to any of its affiliates or to any purchaser of the FWA Business, under the terms set forth in Section 20 of the FWA Supply Contract.

15.8 Any changes to this Agreement must be made by mutual agreement and in writing.

15.9 Capitalized terms used in this Agreement without definition shall have the meaning assigned to those terms in the FWA Supply Contract.

16.  Notices

16.1 The Parties expressly agree that any notices, communications or requests which must be made under this Contract shall be given in person, by express or overnight courier or telefax (in which case hard copy by express courier must follow) at the following



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     addresses (or in such other address or telefax number that the Parties may designate by notice to the other party under the terms set forth herein):


      If to Customer:              Axtel, S.A. de C.V.
                                   Blvd.. Gustavo Diaz Ordaz Km. 333
                                   Piso 2
                                   Col. Unidad San Pedro
                                   San Pedro Garza Garcia, 66215 N.L.
                                   Attention:  Alberto de Villasante Herbert
                                   Tel:  (52-81) 8114-1131
                                   Fax: (52-81) 8114-1771

     With a copy to:               Axtel, S.A. de C.V.
                                   Blvd.. Gustavo Diaz Ordaz Km. 333
                                   Piso 2
                                   Col. Unidad San Pedro
                                   San Pedro Garza Garcia, 66215 N.L.
                                   Attention:  Corporate Counsel
                                   Tel:  (52-81) 8129-8137
                                   Fax: (52-81) 8114-1762

     If to Nortel Networks:        Nortel Networks UK Limited
                                   c/o Nortel Networks (CALA) Inc.
                                   1500 Concord Terrace
                                   Sunrise, FL  33323-2815
                                   U.S.A.
                                   Attention:  Senior Counsel
     With a copy to                Tel:  954-858-7158
                                   Fax: 954-851-8817


                                   Nortel Networks de Mexico, S.A. de C.V.
                                   Insurgentes Sur No. 1605, Piso 30
                                   Col. San Jose Insurgentes
                                   03900 Mexico, D.F.
                                   Attention:  President and General Manager
                                   Tel:  (52-55) 5480-2100
                                   Fax: (52-55) 5480-2977



     Any notices to be given under this Agreement shall be made in writing and shall be effective upon receipt at the address or telefax number specified herein, or shall be given



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     in any other way that the Parties may agree, which may prove that the notice was effectively given.


IN WITNESS WHEREOF, the parties have executed this Agreement through their duly authorized representatives.


NORTEL NETWORKS UK LIMITED                AXTEL, S.A. DE C.V.



By: /S/ Gabriel Garcia-Mosquera           By: /S/ Alberto de Villasante
    ---------------------------               -------------------------
Name: Gabriel Garcia-Mosquera             Name: /S/ Alberto de Villasante
Title: Attorney-in-Fact                   Title: Legal Representative



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Exhibit B - Description of The Technical Assistance Support Services
Agreement for the Provision of Technical Assistance Support services for FWA Equipment

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                                   Exhibit B



            DESCRIPTION OF THE TECHNICAL ASSISTANCE SUPPORT SERVICES

                                  "Exhibit B"

            DESCRIPTION OF THE TECHNICAL ASSISTANCE SUPPORT SERVICES

1.0     SERVICES SUMMARY

This package of services from the Nortel Networks Support Services portfolio will provide remote 2nd & 3rd level of technical assistance and emergency recovery for Nortel Networks products in Axtel's network. Axtel's in house structure will perform the Operations, Administration & Maintenance functions.

For this annually contracted support package, Nortel Networks' will provide Technical and Support Services (the "Services") to the Nortel Networks' FWA Hardware and FWA Software installed in Axtel's Network in Mexico (excluding Hardware under warranty), such Services are described below:

* Provide remote troubleshooting on Nortel Networks supplied software and/or hardware

* Assist in resolving network fault issues that may be linked to AXTEL's network operational procedures and methodologies

* Assist AXTEL's staff in determining fault-locating interface problems between Nortel Networks hardware or software and other vendors' equipment

* Perform REM software upgrades The terms and conditions for these services are set forth in this Exhibit B.

     Here follows a description of the Services to be provided by Nortel
     Networks:

1.1  Technical Support Services

Technical Support Services, the foundation of the Nortel Networks Support Services portfolio, provides remote support for issues associated with the operation and maintenance of Nortel Networks products. Technical Support Services includes two levels of service:

*    Remote Technical Assistance

*    Emergency Recovery

Remote Technical Assistance provides assistance to address network issues that are not classified as emergency priority. Nortel Networks will register and manage requests for Technical Assistance during normal business days and business hours observed by Nortel Networks in the region where the service is being performed.

     Note: Nortel Networks classifies Technical Assistance case priorities as Business Critical, Major, and Minor. Please refer to "1.1.6 Technical Support Case Priority Classifications and Examples."

Emergency Recovery provides assistance to address emergency network issues. Nortel Networks will register and manage requests for Emergency Recovery 24 hours per day, seven days per week including holidays observed by Nortel Networks in the region where the service is being performed.



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Exhibit B - Description of The Technical Assistance Support Services
Agreement for the Provision of Technical Assistance Support services for FWA Equipment

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     Note: Nortel Networks classifies Emergency Recovery case priorities as E1 and E2. Please refer to "1.1.6 Technical Support Case Priority Classifications and Examples."

To provide Remote Technical Assistance and Emergency Recovery, Nortel Networks technicians and engineers will provide support primarily by remote means. In a collaborative effort with Axtel's technical staff, these personnel will attempt to diagnose and resolve issues related to the hardware, software, and/or documentation supplied by Nortel Networks as explained in this service description.

For both Remote Technical Assistance and Emergency Recovery, where telephone support, remote diagnosis, and all other means of restoring product operation have failed, Nortel Networks, upon Axtel's request, and if Nortel Networks determines that on-site support is necessary and appropriate, will dispatch a trained and qualified technical expert to Axtel's premises to facilitate further diagnosis.

* Notwithstanding Nortel Networks' determination that on-site support is not necessary, Axtel will nevertheless have the right to require on site support from Nortel Networks, provided that such on site support required by Axtel shall be at Axtel's cost unless it is agreed that it was necessary for such support to be provided on site.

1.1.1   Technical Assistance Deliverables

Resolution activities, based on typical cases, may include:

*    Remote Troubleshooting problems using diagnostic utilities

* Providing advice on how to detect and resolve hardware and network-related problems

*    Advising on issues requiring hardware replacement

* Diagnosing issues related to Nortel Networks products interfacing with non-Nortel Networks products

Note: Nortel Networks will resolve the issue to the point of demonstrating that the problem is attributable to the non-Nortel Networks products and, under the coordination of Axtel, a Nortel Networks technician can be available to discuss the fault issue with the appropriate vendor.

*    Analyzing trace/log/dump/Operational Measurement (OM) information

* Remote telephone and/or email support to Nortel Second Level support (NTS) in troubleshooting, diagnosing and correcting failures by Nortel Networks hardware and/or software to function as per the relevant Nortel Networks product specifications in Axtel's network.

* Providing regular, on-going updates on case progress using an agreed-upon medium

*    Service Restoration and Resolution of the reported cases in accordance with
     Section 2.2.3 below of this Exhibit .

1.1.2   Emergency Recovery Deliverables

Nortel Networks Emergency Recovery teams respond to customer emergencies 24 hours a day, 365 days a year. Customer emergencies are cases that are classified as E1 or E2 in accordance with Nortel Networks Case Priority Classification.



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Exhibit B - Description of The Technical Assistance Support Services
Agreement for the Provision of Technical Assistance Support services for FWA Equipment

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     Note: Please refer to "1.1.6 Technical Support Case Priority
     Classifications and Examples."

Nortel Networks strives to immediately assign an engineer upon receipt of the call. Thereupon, Nortel Networks will provide continuous support as applicable until the service level is restored to pre-incident operation. The Emergency Recovery team will be in constant contact with Axtel throughout this case resolution activity, if requested.

Note: Please refer to "2.2 Call Center Access for Technical Support."

Following service restoration, the E1/E2 case will be closed in agreement with Axtel and a follow-up case (Major for E1 and Minor for E2) can be opened, if further investigation or problem resolution activity is needed. Furthermore, Nortel Networks may, where applicable, conduct a root-cause analysis of the emergency incident, which may be made available to Axtel.

1.1.3   Axtel Responsibilities for Technical Support Services

For both Technical Assistance and Emergency Recovery Axtel will be required to:

* Confirm that the products are installed, commissioned, used and maintained by knowledgeable and skilled people acting in accordance with the applicable product documentation from Nortel Networks

*    Replace hardware components during diagnosis or as remedial actions.

*    Generate performance/availability reports and associated trend analysis.

* Gather data in a timely manner in support of Nortel Networks' diagnostic process when reasonably within the technical competency of AXtel.

*    Identify issues requiring hardware replacement

* If applicable, use all reasonable efforts to maintain hardware and software at the release or update level for supported hardware and software. This maintenance will need to be in accordance with policies and procedures published by Nortel Networks. If Axtel is using a software version released prior to the then-current minimum supported version(s) and is therefore unsupported, then Axtel will need to upgrade to one of the then-current minimum supported versions in order to acquire rights to any known fix.

* Perform software upgrades and/or patch applications, except for REM software upgrades unless otherwise agreed with Nortel Networks.

* Except for those activities described in Exhibit D of this Agreement, acknowledge that any hardware / software upgrades / improvements or changes required to install or use a software fix, update, release, or any part thereof are charged separately from, and are in addition to, the charges of the current contract

* Provide connectivity in a timely manner to the product(s) for Nortel Networks to establish a data link for use by Nortel Networks technical support group in order to conduct remote diagnosis and maintenance

Note: Axtel and Nortel Networks technical personnel will agree on the appropriate type of data link based on network equipment and configuration as well as the appropriate security measures to prevent unauthorized access. Axtel will be solely responsible for security of the network. Nortel



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Exhibit B - Description of The Technical Assistance Support Services
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Equipment

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Networks will not connect to Axtel's network without prior authorization and such connection will be solely to provide technical support.

* Excuse Nortel Networks from fault resolution for a period equal to such failure or delay, should Axtel fail or cause delay in providing connectivity

* Designate and make available competent personnel to aid in problem diagnosis and provide electronic access to the affected product(s) to aid in problem investigation and resolution for all incidents. For E1/E2 Axtel personnel should be available to work together with Nortel Networks technical expert throughout the process.

* Axtel should provide their internal escalation process in order to inform all the contacts to Nortel Networks.

* Maintain a support agreement(s) with the third-party supplier(s) for such product(s), as Axtel sees fit.

* Axtel's in-house structure that performs first-line support will need to exhaust internal troubleshooting processes. First-level Operations, Administration, and Maintenance (OA&M) functions may include, but are not limited to:

     *    Performing day-to-day maintenance and network operations

     *    Monitoring network and system alarms

     * Performing diagnosis in accordance with instructions provided by Nortel Networks and carrying out initial remedial actions, including remote diagnosis

     * Operating and controlling Axtel's internal help desk for logging and tracking fault inquiries, prioritizing events, and escalating, as required, to the Nortel Networks technical support group

     * Providing local time templates and historical actions performed on each event as reference information to the Nortel Networks technical support group (NTS).

1.1.4   Technical Support Services Assumptions

For both Technical Assistance and Emergency Recovery the following assumptions will apply:

* The Technical Support Services program covers all FWA Hardware and Software (except for Hardware under warranty) installed in Axtel's network.

* Nortel Networks shall provide an annual product software release designed to enhance the functionality of the product and when appropriate it will include solutions to issues raised through the CNR process. The First Market Application of the annual product software release (including REM software upgrades) is further described in Exhibit D of this Agreement. The content of the 2003 annual release is described in Exhibit C to this Agreement. The content of subsequent years' releases shall be agreed via the bi-monthly Product Enhancement Conferences and by the end of September of the previous year.

*    In the event that Axtel fails to comply with the requirements described in section 1.1.3 (Axtel Responsibilities for Technical Support), Nortel Networks will advise Axtel of its non-compliance. Nortel Networks and Axtel may then agree upon



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Equipment

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     service to be provided at the then-current time-and-materials basis published by Nortel Networks plus any travel and living expenses incurred.

* Nortel Networks, or a skilled, qualified third-party authorized by Nortel Networks, will furnish this service.

1.1.5   Technical Support Services Exclusions

The following exclusions will govern the delivery of both Technical Assistance and Emergency Recovery:

* Nortel Networks is not responsible for products that have not been installed, commissioned or upgraded as per the applicable processes and procedures.

* Nortel Networks is not responsible for supporting non-Nortel Networks supplied third-party product(s). Axtel will be responsible for maintaining support agreements with the OEM/third-party supplier for such product(s).

* Technical Support Services do not cover Nortel Networks products not purchased from Nortel Networks or from a Nortel Networks authorized agent

* Nortel Networks will not be obliged to incorporate software corrections into software releases prior to the then-currently supported software release(s). Nortel Networks reserves the right to incorporate software corrections into future software releases

* Nortel Networks support obligations are expressly conditional upon the products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Nortel Networks

* Nortel Networks Products under Warranty are excluded from this Technical Support Services Pack.

* Products which have not been installed and commissioned by appropriately skilled and trained personnel using Nortel Procedures are excluded from this Technical Support Services Pack.

* Technical Support Services will not be provided during installation and/or commissioning process.

1.1.6   Technical Support Case Management

* Nortel Networks will measure the severity level of hardware or software incidents according to the following TL9000 Customer Severity classifications for Critical, Major, and Minor Hardware/Software problem reports. Only if it is not clear which severity level applies, then the severity level assigned by Axtel will be used.


* Nortel Networks uses case priorities that correspond with the Customer Severity (TL9000) classifications. Notwithstanding the TL9000 Major Customer Severity definition, to provide increased focus on certain types of Major problems, Nortel Networks uses additional case priority definitions: E2, Business Critical, and Major.






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Equipment

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*    Nortel Networks uses case priorities that correspond to the TL9000 Customer
     Severities as shown in the following table:


TL9000                           Nortel Networks
Customer Severity                Case Priority
--------------------------------------------------------
Critical                         E1

Major                            E2

                                 Business Critical

                                 Major
Minor                            Minor

For more detailed information about Technical Support Case Priority, Case Resolution Objectives, Case Progress Status and Case Resolution Classification, please refer to sections 2.2.3 to 2.2.7.

2.0     GENERAL

2.1     Holidays Observed by Nortel Networks

Please refer to your local Nortel Networks representative to get information of Local National Holidays observed at Customer's location.

2.2     Call Center Access for Technical Support

The Nortel Networks Call Center will function as a single point of contact for the receipt of all support calls and inquiries. The remote support effort will begin with a telephone call and will continue with the appropriate actions to be taken according to Nortel Networks Case Severity Classifications. The Call Center will be available 24 hours a day, 365 days a year. General provisions for accessing Technical Support services include:

* Nortel Networks may, where applicable, also provide a customer with the ability to open, view, and modify cases directly within the Nortel Networks case-tracking system via www.nortelnetworks.com. The customer will bear telecommunication facility charges and/or long distance toll charges associated with access to www.nortelnetworks.com

* Where toll-free +access is not available, the customer will bear telecommunication facility charges and/or long distance toll charges for access to the Call Center

* All cases are logged into a Nortel Networks case-tracking system. The case is time-stamped and a case reference number allocated. Furthermore, Nortel Networks will request that the customer agree to a case priority level

*    E1 and E2 priority cases are to be reported by telephone only

* The Customer escalation of a case to higher levels of management within Nortel Networks, shall be in accordance with the following escalation table:


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Exhibit B - Description of The Technical Assistance Support Services
Agreement for the Provision of Technical Assistance Support services for FWA Equipment

--------------------------------------------------------------------------------



                     "Nortel Networks Escalation Procedure"

                                  Axtel's NOC

                          Call Center Nortel Networks

                   Nortel Networks Technical Support Engineer

                   Nortel Networks Technical Support Manager.

                   Nortel Networks Technical Support Sr. Mgr.


     Nortel Networks                         Nortel Networks
     Technical Support                       Customer Operation
     Director                                Leader


At Closing Date, Nortel Networks will provide Customer with the contact information of the persons involved in this Escalation Procedures, as well from time to time, the changes to such contact information will be provided to Customer.

2.2.1   Nortel Networks Technical Support Services Call Process

When calling Nortel Networks for Technical Assistance or Emergency Recovery, the customer's representative will be asked to provide the following information:

1.   Company name

2.   Caller name and phone number

3. Personal Identification Number (PIN) or a unique Customer Purchase Order number or credit card number, if a PIN has not been issued.

4.   Site Location/Site ID

5.   Product on which the problem is being reported

6.   Problem description and severity



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Equipment

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A Call Center agent will generate a Case Reference Number (CRN), which will be provided to the customer for tracking the case. A Nortel Networks technician will then team with the customer's representative to resolve the reported issue.


2.2.2 Call Center Phone Numbers

Customer sites in Latin America will access the Nortel Networks technical support organizations by calling:

Tel: (52) 55 5480-2170, Fax. (52) 55 5480-2103
Available 24 hours a day, 365 days a year
Pager: SkyTel (52) 55 5227-7979
PIN: 5266667  / Reach Me PIN: 52 5266667
email: nsc@nortelnetworks.com


2.2.3   Technical Support Response Times

Once Axtel has opened a CRN at the Nortel Networks' Call Center and depending on the Severity Classification, a Nortel Networks Technical Support (NTS) Engineer will contact the Axtel's representative as per the terms set forth in Table
2.2.3 below :

                                 "Table 2.2.3"

                                                                     Resolution
TL9000                             Response Times       Target       Targets
Severity         Actions       Business      Non-       Service      Based on
Classifi-                      Hours         Business   resorati     RQMS*
cation                                       Hours
--------------------------------------------------------------------------------

E1 (*1)      Worked continuously 15 min      30 min     7 Hr         24 hr
             (7 x 24) until
             resolution or
             workaround is
             provided

E2 (*1)      Worked continuously 15 min      30 min     8 Hr         10 Days
             (7 x 24) until
             resolution or
             workaround is
             provided

Business     Worked during        2 hrs      Next       24 Hr        30 Days
Critical     normal business                 Day
and Major    days and business               Business
(*2)         hours.


Minor (*2)   Worked during                   Next       Next         180 Days
             normal business                 Day        Day
             days and business               Business   Business
             hours.

(*1) This Service is provided 7 x 24

(*2) This Service is provided in Normal Business Hours

Note: The times set forth in Table 2 - R above, are subject to Nortel Networks and Customer working together in conjunction on a reasonable efforts basis to find a workaround for services restoration and resolution within the target times. These times do not represent an obligation or performance indicator.

*    RQMS - Reliability and Quality Measurements for Telecommunications Systems.



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Agreement for the Provision of Technical Assistance Support services for FWA
Equipment

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2.2.4   Technical Support Case Priority

     Problem reports will be classified as set forth in the tables below:

TL9000           Nortel Networks Case          Examples
Severity         Priority & Definition
Classification
----------------------------------------------------------------------------------------------------
Critical         E1                            > Total or partial network element outage
                 Problems that severely
                 affect service, capacity/     > A reduction in capacity or traffic handling
                 traffic, billing and          capability such that expected loads cannot be
                 maintenance capabilities      handled
                 and require immediate
                 corrective action,            > Failure resulting in dynamic routing,
                 regardless of time of day     switching capability or transport loss
                 or day of the week.
                                               > Any loss of safety or emergency capability
                                               (e.g., emergency calls such as 911 in North America)

                                               > Loss of the system's ability to perform
                                               automatic system reconfiguration

                                               > Inability to restart the system

                                               > Loss of billing/accounting capability

                                               > Corruption of billing or system databases that
                                               requires service affecting corrective actions

                                               > Other problems that severely
                                               affect service, capacity/traffic,
                                               billing, and maintenance capabilities
                                               or are jointly viewed by Nortel Networks
                                               and the customer as critical


TL9000              Nortel Networks                Examples
Severity            Case Priority &
Classification      Definition
-------------------------------------------------------------------------------------------------
Major               E2                             > Loss of redundancy of
                                                   critical functions
                    Problems that result in
                    potential service              > Loss of protection switching capability
                    degradation and/or
                    total outage. Serious          > Short outages equivalent to system or
                    situation not involving        subsystem outages not seriously impacting
                    service degradation in         service with accumulated duration of greater
                    a live environment, but        than two minutes in any 24-hour period, or that
                    leading to a total or          continue to repeat during longer periods
                    partial loss of redundancy.
                                                   > A reduction in provisioned capacity of 5%
                                                   and for a cumulative duration of more than
                                                   10 minutes per 24 hours

                                                   >Repeated degradation of DS1/E1 or higher
                                                   rate spans or connections

                                                   > Loss of system's ability to perform
                                                   automatic system reconfiguration

                                                   > Loss of access to maintenance or
                                                   recovery operations

                                                   > Any loss of functional visibility and/or
                                                   diagnostic capability

                                                   > Loss of system's ability to provide any
                                                   required system critical/major alarms

                                                   > Total loss of access to provisioning

------------------------------------------------------------------------------------------------

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Exhibit B - Description of The Technical Assistance Support Services
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Equipment

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
TL9000                   Nortel Networks Case          Examples
Severity                 Priority & Definition
Classification
----------------------------------------------------------------------------------------------------

Major                    Business Critical              > The customer has been given a
                                                        work-around but the situation still
                         Problems that result in        requires constant attention due to
                         a major degradation of         the temporary nature of the work-around
                         system or service
                         performance that impacts       > Software application/migration issues
                         service quality or             that gate the introduction of new services or
                         significantly impairs          functionality
                         network operator control
                         or operational                 > Billing error rates that exceed specifications
                         effectiveness. Overall
                         network is degraded            > Corruption of system or billing databases
                         resulting in severe
                         limitations to operations
                         or network management
                         software product has major
                         feature that is not
                         working properly with only
                         difficult workaround.


---------------------------------------------------------------------------------------------------------




TL9000                  Nortel Networks Case           Examples
Severity                Priority & Definition
Classification
-------------------------------------------------------------------------------------------
Major                   Major                          > Degradation of any capacity/traffic
                        Problems that result in        measurement function; degradation of
                        conditions that seriously      functional visibility and/or diagnostic
                        affect system operation,       capability
                        maintenance and admini-
                        stration, etc. and require     > Degradation of access for maintenance
                        immediate attention. The       or recovery operations
                        urgency is less than in a
                        Business Critical situation    >Degradation of the system's ability
                        because of a lesser immediate  to provide any required system or impending effect on system  critical/major alarms
                        performance, customers, and
                        the customer's operation and   > Loss of access for routine administrative
                        revenue.                       activity

                                                       > Any system failure without direct
                                                       immediate impact

                                                       > Intermittent degradation of services;
                                                       partial loss of access to provisioning

                                                       > Software application/migration issues
                                                       that do not impact service

                                                       > Reduction in any capacity/traffic
                                                       measurement function

                                                       > Any loss of functional visibility and/or
                                                       diagnostic capability

                                                       > Any significant increase in product-related
                                                       customer trouble reports

                                                       > Follow-up to E1 customer problems

                                                       > Other problems that disrupt or prevent
                                                       routine system activities, or problems that
                                                       are jointly viewed as Major events by
                                                       Nortel Networks and the customer


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Exhibit B - Description of The Technical Assistance Support Services
Agreement for the Provision of Technical Assistance Support services for FWA Equipment

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
TL9000               Nortel Networks Case         Examples
Severity             Priority & Definition
Classification
---------------------------------------------------------------------------------------------------

Minor                Minor                        > Service analysis, recorded announcements,
                     Problems do not              operational measurements, maintenance program,
                     significantly impair the     or network management problems; or system-related
                     functioning of the system    documentation inaccuracies, that do not affect
                     and do not significantly     call processing
                     affect service to customers.
                     These problems are tolerable > Test equipment failures for which a backup
                     during system use.           or manual alternative can be employed

                                                  > Circuit pack testing problems




2.2.5   Case Resolution Objectives

     Nortel Networks Technical Support case resolution targets are based in Nortel Networks best efforts and set according to the following TL9000 standard. The Case Resolution Objectives are described in Table 2.2.3 above.

2.2.6   Case Progress Status

     Nortel Networks Technical Support use the following status to differentiate the case conditions during the evolution of the case investigation. A set of status, its related meaning and its relationship with the case age, are defined in the table below:


Status                   Description                    Nortel Clock

Newly Opened   This status is the default. It           Start
               signifies that no work has been
               done on the case.

WIP Level 1    This status is used when a NTS           Not Stopped
               Engineer is actively working on
               the Case.

WIP Level 2    This status is used when a Second        Not Stopped
               Level Support Engineer is actively
               working a case
               * Second Level Support: Software
               Support, Product Support.

Escalated To   This status is used when a Design        Not Stopped
Design         Engineer is actively working on the
               case

Answer         Design Engineer has concluded            Not Stopped
From Design    its investigation and has replied back
               to the NTS Engineer

With A         During the course of conducting their    Stopped
Customer       research, the NTS Engineer may need
               additional information or activity from
               the Customer. The "With a Customer"
               status is assigned when the NTS Engineer is waiting on a Customer response in order to continue investigation


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Status                  Description                               Nortel Clock
--------------------------------------------------------------------------------

Interim Solution    If a temporary solution is provided that        Stopped
                    eliminates the customers pain until a permanent solution can be delivered, RQMS requirements allow the case to be set to an "IS" status during this window of time if approved by the Customer. In calculating case age, this interval will be discounted if the permanent fix was delivered on the negotiated commitment date. If the permanent fix does not resolve the reported problem, case status shall be changed to Work in Progress (Level 1 or 2). If the case is returned to a Work in Progress (Level 1 or 2) status after using the IS, the IS time period will be added to the RQMS age of the case.

Future Deliverable  Customer agrees to live with the problem        Stopped
                    condition and that the fix will be
                    delivered as part of a future Nortel
                    product release (software release,
                    maintenance release, documentation release or hardware revision. Requirements to use this status include Customer consent; fix identification, and delivery commitment.
                    This status code does not add time to
                    the RQMS age of the case unless the
                    solution fails and the case is moved back to Work in Progress (Level 1 or 2) status.
                    If the case is returned to a Work in
                    Progress (Level 1 or 2) status after
                    using the FD, the FD time period will be added to the RQMS age of the case.

Solution Delivered  Solution Delivered or available for             Stopped
                    testing and verification. If the
                    delivered solution does not resolve
                    the reported problem, the status
                    will be changed to Work in Progress
                    (Level 1 or 2). If the case is
                    returned to a Work in Progress
                    (Level 1 or 2) status after using
                    the SD status, the SD time period
                    will be added to the RQMS age of
                    the case.

Pending OEM Vendor  The case has been handed over to                Not Stopped
                    an OEM Vendor for resolution


2.2.7   Case Resolutions Classifications

Nortel Networks Technical Support case resolutions: which shall be mutually agreed for each case:

     * Cannot Reproduce: After 60 days and a reasonable effort, a problem has not been observed in the Network, is not reproducible or sufficient information has not been provided to adequately troubleshoot the problem and isolate the root cause

     * Customer Process: Human errors are present or the customer has failed to follow procedures recommended and documented by Nortel Networks

     * Design Intent: The functionality required by customer does not align with the design specifications of the product set forth in Agreement, in which case Nortel Networks shall make clear to Axtel which is such design specification (i.e., the functionality is unsupported), and the issue can only be resolved through new development efforts subject to a separate product development agreement and charges.

     *    External Cause: Issue caused by non-Nortel Networks products

     * Hardware Deficiency: A problem is isolated to defective hardware materials or workmanship or substantial nonconformance to specifications published by Nortel Networks


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     *    Hardware Failure: A problem is caused by a hardware component failure that falls within Mean Time Between Failure (MTBF) limitations

     * Nortel Networks Literature: Required Nortel Networks technical document does not exist or the contents of an existing document are in error [for example, an incomplete Nortel Networks Technical Publication (NTP)]

     * Nortel Networks Process: A problem occurs as a result of a Nortel Networks process deficiency

     *    Opened in Error: The case should not have been opened

     * Scheduled Event: An outage occurs resulting from planned maintenance, installation, or manual initialization, including such activities as parameter loads, software/firmware changes, and other OA&M activities

     * Software Deficiency: A problem is isolated to a software design deficiency.

2.3 Nortel Networks Conditions for Services Provided Outside of the Scope of this Technical Support Services Pack

If a customer requests a service that is neither part of the scope of the Technical Support Service nor within the control or responsibility of Nortel Networks and if Nortel Networks agrees to perform the service, then Nortel Networks will charge customer at the per-occurrence rate schedule to perform such services as published by Nortel Networks.

On Site/Remote Technical Assistance & On Site/Remote Emergency Recovery Out of Scope Services may be provided on a per-occurrence basis only when:

     * Support is needed for efforts not covered under a contract support program (such as the one proposed herein)

Note: Axtel must have a Nortel Networks Support Contract in place, as the one proposed herein, to be able to request any Per-Occurrence Support Services. It is not intended to offer the Per-Occurrence Support Services separately from a Nortel Networks Support Contract.

Technical Support Out of Scope situations can include

     * On-site visits to a customer's system sites, when the visit is at the request of the customer but is not deemed necessary by Nortel Networks. This includes site visits requested by the customer for support when resolution could have otherwise been achieved from a remote location. This is subject to the terms set forth in Section 1.1 above.

     * Requests to investigate issues pertaining to software features that are either outside the functionality as defined in the Nortel Networks Technical Publications (NTPs) or are outside standards supported by Nortel Networks

     Note: Nortel Networks periodically reviews the deployment of its products based on technology, market deployment, and support requirements. Nortel Networks then nominates products that would no longer be supported as of a specified date and changes the status to "nominated EOL." Nortel Networks will notify customers of EOL product intentions well in advance through the distribution of Product Portfolio Simplification/Product Service


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          Information (PSI) bulletins as well as Nortel Networks Feature
          Planning Guides.

     *    Assistance in set-up and usage of Operational Measurements (OMs)

     *    System performance assessment

     *    Training on product hardware maintenance

     *    Training on general office operations/maintenance procedures

     *    Training on test equipment and troubleshooting procedures

2.3.1 Per-Occurrence Repair Services

     * As a separate and additional charge, each Base Station item returned for repair will be charged individually. Invoicing at the beginning of each month for units delivered to Nortel Networks for repair during the previous month.

     *    The Individual Base Station element return & repair included are:

          *    TPM

          *    TTM

          *    TBM

          *    NMM

          *    TMU

          *    OVPM

     * As a separate and additional charge, an RTU Repair & Return service will be offered through one of two options. Axtel will elect one of these two options by the Closing Date for the year 2003 and by December 15th of the prior year for each year thereafter. Both options are detailed in the Price Summary (Exhibit "A").

     * Nortel Networks repair cases resulting in "no fault found" to be charged at 50 % of the Nortel Networks' full repair rates. Axtel will pay the handling fee of units determined by Nortel Networks to be beyond economic repair. Return and repair turnaround target time to be 60 days.

     * Nortel Networks will not provide a hardware emergency replacement service.


2.3.2 Axtel Order Process for FWA Repair Services

This process supports the delivery of Nortel Networks FWA Repair Services for AXtel.

Customers of Nortel Networks who request a hardware repair service should have the following required information ready when placing a repair order with Nortel
Networks:

     1.   Customer or distributor name
     2.   Customer ID (Project #, Site ID)
     3.   Requestor name, phone and fax number, and e-mail address
     4.   Customer ship to address
     5.   Part number (PEC or CPC or manufacturer's part number)

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support services for FWA Equipment

--------------------------------------------------------------------------------

     6.   Quantity (quantity of one per serial number)
     7.   Serial number of the defective part(s) being returned (if applicable)
     8.   Warranty status
     9. Confirmation of the availability of a fully completed Nortel Networks fault report form for said product.
     10. Any additional information about product (system type or software release)
     11.  Any special shipping instructions

Upon receiving the customer's request and after any diagnostics assistance, Nortel Networks will allocate a part request number to each FRU to be repaired and notify the customer of the relevant part request number.

This part request number, also known as the Return Material Authorization (RMA) number, is critical for tracking individual orders and must be referenced on failure tags, shipping/packing lists, returned defectives, and any correspondence or inquiries concerning the order.

The customer's representative can call in, fax or e-mail a Repair Service order directly to Nortel Networks in Mexico using the following contact means:

     Office hours (Monday through Friday from 9:00 a.m. to 6:00 p.m. (Local time)

     Phone number: (52) 55 50 91-4839, Fax: (52) 55 5091 4842,
     aliciav@nortelnetworks.com

Faxes
All faxed orders will be processed and assigned an RMA# by the close of the next business day.
To obtain a parts request form by e-mail, please send an e-mail message to any of the above addresses and note "repair order form" in the subject/title field. A form will be sent automatically.
Place the PO number in the subject/title field when e-mailing a completed parts request form back to Nortel Networks. For order confirmation, Nortel Networks will respond with an RMA number to all e-mail orders by the next business day.


2.3.3. Package Labeling Instructions and Addresses for Returns

Circuit packs should be packed in anti-static containers designed specifically for the circuit packs in order to avoid damage during shipment. Other parts should be individually wrapped in either anti-static packaging or packaging specifically designed for that product to avoid damage during shipment. Nortel Networks will inform customers of any improper packaging, which will void the warranty.

All materials should be returned pre-paid and sent to the appropriate
Nortel Networks repair facility. The customer should use discretion in selecting shipping methods. Nortel Networks recommends that customers insure all packages to cover possible loss or damage during shipping, regardless of warranty status.

A completed Nortel Networks fault report must be filled out and attached to each returned item to assist in failure assessment and problem tracking. Fault reports are sent with each replacement shipment. Customers can obtain additional supplies by contacting the Nortel Networks Customer Support Center.

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support services for FWA Equipment

--------------------------------------------------------------------------------

Nortel Networks will inform customers of any discrepancy in return shipments. Any discrepancy, whether it is quantity (more or less), product returned not matching what was ordered, inability to determine complete order information, or non-suitable packaging, would be noted and addressed.


Defective Return Packing Slips

Defective return packing slips should be used to return all defective parts to Nortel Networks. Nortel Networks will provide defective return packing slips for use to return shipments. A copy of the defective return packing slip should be placed in all the cartons and attached outside. This duplication will aid in processes and proper identification of returned material. The RMA number and the PO number should be clearly marked on the outside of each box. If a customer supplies a packing slip, the following information must be included on the shipping/packing list for proper handling:

Item (Information Required)

     1.   From (Company name, return address, and telephone number)
     2.   Ship Date (Date parts are shipped from the customer)
     3.   Ship via (Carrier or Enterprise name)
     4.   Waybill number (Carrier or Enterprise tracking number
     5.   Number of Cartons (Number of cartons being sent on shipment)
     6.   Customer's PO# (Provided, if applicable)
     7.   Repair order number (RMA# issued by Call Center when order is placed)
     8.   Site ID or Project number
     9.   Item Number
     10.  Quantity ordered
     11.  Quantity returned
     12.  Nortel Networks Part number
     13.  Description of item
     14.  Serial number (The serial number for each item in the shipment)
     15.  Shipment requested by (Signature of the customer's representative)


Repair Facility Addresses

Nortel Networks de Mexico
Kilometro 42.5 Carretera Mexico-Queretaro
Nave # 3
Parque Industrial Cedros
Tepozotlan, Edo. de Mexico, CP 54600
MEXICO
Attn: Hardware Support Representative

This address may be modified from time to time by Nortel Networks.

Exhibit C - Content and Scope of the 1st Software Enhancement Release Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------







                                   Exhibit C

                     Content and Scope of the 1st Software
                              Enhancement Release

Exhibit C - Content and Scope of the 1st Software Enhancement Release Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


                                   Exhibit C

                     Content and Scope of the 1st Software
                              Enhancement Release



1.0 COMMITTED CONTENT

The following is a list of agreed and committed content of the 1st Software Enhancement release known as "SR 14.1"

*    Ethernet connectivity between REM and ITS
*    MMP15 compatibility
*    OS Support in relation to Windows and MAC operating systems
*    iNMS/xceed REM Pass-throughput
*    New REM Platform
* 3 Time Slot working for the Packet Data Service (This is in addition to the existing 6 Time Slot Capability
*    PDS Dynamic Allocation

In addition to the SR14.1 release it has been agreed that the REM enhancement features known as `RFD / NTC improvements' will be made available to Axtel as part of the maintenance release known as MR 14.03 and forecast for delivery to the Customer within two (2) months of the Closing Date.

It is also understood that the Nortel Networks Design team will take reasonable efforts to incorporate the enhancement known as `Automatic Install Quality monitoring' in the SR14.1 release, but it is understood by the Customer that this is an additional feature that has not been committed as a firm deliverable within SR14.1

2.0 RELEASE DATE

The availability date of the SR14.1 release will be within eleven (11) months of the Closing Date, the exact date will be confirmed once the detail specification of the above features have been agreed between the Customer and Nortel Networks.

Exhibit D - First Market Application Process for Annual FWA Software Release Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------





                                   Exhibit D

                                  FIRST MARKET

                              APPLICATION PROCESS

                                 FOR ANNUAL FWA

                                SOFTWARE RELEASE

                                   Exhibit D

                        FIRST MARKET APPLICATION PROCESS

                         FOR ANNUAL FWA SOFTWARE RELEASE


1.0 Scope.

     Nortel Networks will provide an annual product software release designed to enhance the functionality of the product. The content of the 2003 release shall be agreed by both parties by contract start date. The content of subsequent years' releases shall be agreed via bi-monthly Product Enhancement Conferences and by the end of September of the previous year. In the event that the annual software release requires a software upgrade to the REM, this activity will be carried out by Nortel Networks. This document outlines the process by which the annual software releases and, if applicable, any associated REM upgrade will be made available to AXtel.


2.0 Definition of First Market Application.

     Each annual software release will be fully tested and verified by Nortel Networks at its facilities before being made available to AXtel for deployment in their network. Such testing will be within the constraints of the Nortel Networks FWA R&D captive office environment i.e. testing will be in a simulated "live air" environment which emulates the Customer network in so far as this is practical. Each release will be accompanied by a "Release Content Description" which will detail the contents of the release, system line up such as switch configuration & software version and if applicable, any limitations. If deemed necessary by AXtel, Nortel Networks will assist AXtel in verifying the functionality of the annual software release within AXtel's own FWA network. This activity will be termed "First Market Application".


3.0 Responsibilities for First Market Application.

     The primary objective of the First Market Application is to ensure functionality of the annual software release in the AXtel network and as such, responsibility for the completion of this activity rests wholly with AXtel. Not withstanding the foregoing, Nortel Networks will work in support of AXtel in the First Market Application process. Note, all interaction and communication between Nortel Networks and AXtel with respect to the First Market Application process will be in English.

3.1 AXtel Responsibilities in the First Market Application Process.

Exhibit D - First Market Application Process for Annual FWA Software Release Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------

     3.1.1 Notify Nortel Networks of the intention to conduct a First Market Application with respect to an annual software release at least 3 (three) months prior to the targeted delivery date for said software release.

     3.1.2 Provide Nortel Networks with a detailed test plan outlining the intended test areas and clearly highlighting those areas for which Nortel Networks support will be required. This plan must be made available to Nortel Networks at least 2 (two) months prior to the targeted delivery date for said software release.

     3.1.3 At least 1 (one) month prior to the targeted delivery date, publish the final test plan.

     3.1.4 Make appropriate personnel, information and equipment available to Nortel Networks as needed and in a timely manner to ensure proper planning so adequate preparations can be made by Nortel Networks.

     3.1.5 Make appropriate personnel, information and equipment available to Nortel Networks as requested and in a timely manner during the First Market Application to facilitate proper execution of the Nortel Networks support activity.

     3.1.6 Guarantee that any test equipment and/or FWA network equipment (such as a "captive Office") required by Nortel Networks in order to complete its support activities is installed, commissioned, maintained and where applicable calibrated as per manufacturer instructions.

3.2 Nortel Networks Responsibilities in the First Market Application Process.

     3.2.1 Provide a draft software release note to AXtel at least four (4) months prior to the targeted delivery date for said software to facilitate the development of a detailed test plan. 3.2.2 Where requested by AXtel, critique draft versions of the AXtel detailed test plan to help ensure effectiveness.

     3.2.3 Deliver a complete list of the Nortel Networks requirements, within reason, for the First Market Application activity at least 1 (one) month in advance of the delivery date.

     3.2.4 Provide a technical resource from the R&D team to support AXtel in the execution of their detailed test plan. Note this support resource will be available in Monterrey for a total of no more than 20 (twenty) consecutive calendar days and will be available to support AXtel from 09:00 to 18:00 local time. If AXtel requires additional support to execute its detailed test plan, this may be provided by Nortel Networks by prior arrangement. Any additional support, where provided, will be billed to AXtel. This is not a commitment to provide additional support. 3.2.5 Once the Nortel Networks technical resource has completed those test areas for which support has been requested, he/she will provide a signed copy of the relevant section(s) of the test plan to AXtel. This will mark the completion of the delivery of the software release to AXtel. 3.2.6 Upgrade the AXtel REMs with the new software release where necessary. The first REM upgrade for each release, if applicable, shall be programmed within the First Market Application timeframe.

3.3 Exclusions from Nortel Networks Responsibilities in the First Market Application Process.

Exhibit D - First Market Application Process for Annual FWA Software Release Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------

     3.3.1 Installation and/or commissioning of new or replacement hardware.

     3.3.2 Interoperability testing between FWA and non-Nortel equipment or software.

     3.3.3 Responsibility for delays in executing the detailed test plan caused by unavailability of AXtel network or test equipment, AXtel personnel or lack of network data.

     3.3.4 General implementation of the software release in the AXtel network.


4.0 Technical Issue Resolution.

Technical issues discovered during the First Market Application process will be managed in accordance with section 1.1 of Exhibit B, Description of Technical Assistance Support Services.

--------------------------------------------------------------------------------
           Agreement for the provision of Technical Assistance
AXTEL      Support Services for FWA Equipment                         NORTEL
           Exhibit A - PRICE SUMMARY                                  NETWORKS
           Order Placement & Payment Terms

Order Placement

     Annual Support Services

     Customer shall submit on or before December 1st of each year, a Purchase Order for the Support Services of the following year.

     Other Services

     Orders to be placed as required. Vendor shall accept such Purchase Orders within 10 business days after delivery thereof if Nortel Networks agrees to perform the service and if such Purchase Orders are in compliance with this Agreement.

Submission of Orders

     Customer shall submit the Order in accordance with the terms of the Order Procedure of the FWA Supply Contract.

Payment Terms

     All payments shall be in accordance with the terms of the Agreement and will be performed in USD currency.

           Agreement for the provision of Technical Assistance
AXTEL      Support Services for FWA Equipment                         NORTEL
                                                                      NETWORKS
           Exhibit A - PRICE SUMMARY



-----------------------------------------------------------------------------------------------------------
Project              AXTel

                     Nortel Networks Corporation

Issue                29-Jun-04

        Code         Description                                                 Qty     Unitary Price USD

NA                   Technical Assitance Support Services, which includes         1       $ 3,800,000.00
                     Global Product Support and Network Technical Support
                     per year.

                     Global Repair Services are not considered and will be quoted and invoiced by event

------------------------------------------------------------------------------------------------------------


Price for the annual fee of US$3.8 million corresponds for the calendar year 2003. Thereafter, there will be annual price uplifts to such fee, which shall reflect UK inflation and the growth of the FWA network as per the following calculations:

Price for calendar 2004: US$ 3.8 million multiplied by (1+UK inflation rate).

Price for each subsequent calendar year: The sum of (a) the price for the first previous calendar year multiplied by (1+UK inflation rate), plus (b) an amount equal to two percent (2%) of the aggregate purchase price in US Dollars up to and including US$15 million of FWA equipment delivered during the second previous calendar year, plus (c) an amount equal to one percent (1%) of the aggregate purchase price in US Dollars in excess of US$15 million of FWA equipment delivered during the second previous calendar year.

--------------------------------------------------------------------------------

          On Site Support Services in accordance with Section
Axtel     1.1 of Exhibit B of this Agreement.                     NORTEL
          Exhibit A - PRICE SUMMARY                               NETWORKS

          Out of scope Technical Support rates


Notwithstanding Nortel Networks' determination that on-site support is not necessary, Axtel will nevertheless have the right to require on site support from Nortel Networks, provided that such on site support required by Axtel shall be at Axtel's cost unless it is agreed that it was necessary for such support to be provided on site.


--------------------------------------------------------------------------------------------------------------
Project              AXTel
                     Nortel Networks Corporation
Issue                29-Jun-04

        Code                                        Description                    Qty      Unitary Price USD

                     Per ocurrence rates for Technical Support

Regular                Monday through Friday9 :00 a.m. to 6:00 p.m.customer's
                         local time                                                  1            $ 220.00
Overtime 1             Monday through Friday 6:01 p.m. to 8:59 a.m.customer's
                         local time & All day Saturday                               1            $ 500.00
Overtime 2             All day Sundays & Nortel Networks Holidays                    1            $ 500.00
                     Price in USD per hour

--------------------------------------------------------------------------------------------------------------


Note: 3 hour minimum

Travel and Living (T&L) reasonable expenses are not included in pricing. The Travel and Living expenses include: Air fare, Hotel, Meals, Taxis as applicable.

--------------------------------------------------------------------------------

          On Site Support Services in accordance with Section
Axtel     Exhibit A - PRICE SUMMARY                                NORTEL
                                                                   NETWORKS



---------------------------------------------------------------------------------------------------------------
Project              AXTel
                     Nortel Networks Corporation
Issue                29-Jun-04

        Code                        Description                                     Qty      Unitary Price USD

                     Per ocurrence rates for Technical Support
Regular                Monday through Friday 9:00 a.m. to 6:00 p.m.customer's
                         local time                                                  1            $ 300.00
Overtime 1             Monday through Friday 6:01 p.m. to 8:59 a.m.customer's
                         local time & All day Saturday                                1            $ 450.00
Overtime 2             All day Sundays & Nortel Networks Holidays                     1            $ 600.00
                     Price in USD per hour

---------------------------------------------------------------------------------------------------------------


Note: 3 hour minimum

Travel and Living (T&L) reasonable expenses are not included in pricing. The Travel and Living expenses include: Air fare, Hotel, Meals, Taxis as applicable
Note: With respect to Nortel Networks' on site personnel for the First Market Application Process for Annual FWA Software Release, Customer will only pay the T&L expenses of such personnel.

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------




                                   Exhibit B



                          DESCRIPTION OF THE TECHNICAL
                          ASSISTANCE SUPPORT SERVICES









--------------------------------------------------------------------------------

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


                                  "Exhibit B"

            DESCRIPTION OF THE TECHNICAL ASSISTANCE SUPPORT SERVICES

1.0  SERVICES SUMMARY

     This package of services from the Nortel Networks Support Services portfolio will provide remote 2nd & 3rd level of technical assistance and emergency recovery for Nortel Networks products in Axtel's network. Axtel's in house structure will perform the Operations, Administration & Maintenance functions.

     For this annually contracted support package, Nortel Networks' will provide Technical and Support Services (the "Services") to the Nortel Networks' FWA Hardware and FWA Software installed in Axtel's Network in Mexico (excluding Hardware under warranty), such Services are described below:

     * Provide remote troubleshooting on Nortel Networks supplied software and/or hardware

     * Assist in resolving network fault issues that may be linked to AXTEL's network operational procedures and methodologies

     * Assist AXTEL's staff in determining fault-locating interface problems between Nortel Networks hardware or software and other vendors' equipment

     *    Perform REM software upgrades

     The terms and conditions for these services are set forth in this Exhibit
     B.

     Here follows a description of the Services to be provided by Nortel
     Networks:

1.1  Technical Support Services

     Technical Support Services, the foundation of the Nortel Networks Support Services portfolio, provides remote support for issues associated with the operation and maintenance of Nortel Networks products. Technical Support Services includes two levels of service:

     *    Remote Technical Assistance

     *    Emergency Recovery

     Remote Technical Assistance provides assistance to address network issues that are not classified as emergency priority. Nortel Networks will register and manage requests for Technical Assistance during normal business days and business hours observed by Nortel Networks in the region where the service is being performed.

          Note: Nortel Networks classifies Technical Assistance case priorities as Business Critical, Major, and Minor. Please refer to "1.1.6 Technical Support Case Priority Classifications and Examples."

     Emergency Recovery provides assistance to address emergency network issues. Nortel Networks will register and manage requests for Emergency Recovery 24 hours per day, seven days per week including holidays observed by Nortel Networks in the region where the service is being performed.

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


          Note: Nortel Networks classifies Emergency Recovery case priorities as E1 and E2. Please refer to "1.1.6 Technical Support Case Priority Classifications and Examples."

     To provide Remote Technical Assistance and Emergency Recovery, Nortel Networks technicians and engineers will provide support primarily by remote means. In a collaborative effort with Axtel's technical staff, these personnel will attempt to diagnose and resolve issues related to the hardware, software, and/or documentation supplied by Nortel Networks as explained in this service description.

     For both Remote Technical Assistance and Emergency Recovery, where telephone support, remote diagnosis, and all other means of restoring product operation have failed, Nortel Networks, upon Axtel's request, and if Nortel Networks determines that on-site support is necessary and appropriate, will dispatch a trained and qualified technical expert to Axtel's premises to facilitate further diagnosis.

          * Notwithstanding Nortel Networks' determination that on-site support is not necessary, Axtel will nevertheless have the right to require on site support from Nortel Networks, provided that such on site support required by Axtel shall be at Axtel's cost unless it is agreed that it was necessary for such support to be provided on site.

1.1.1 Technical Assistance Deliverables

     Resolution activities, based on typical cases, may include:

          *    Remote Troubleshooting problems using diagnostic utilities

          * Providing advice on how to detect and resolve hardware and network-related problems

          *    Advising on issues requiring hardware replacement

          * Diagnosing issues related to Nortel Networks products interfacing with non-Nortel Networks products

               Note: Nortel Networks will resolve the issue to the point of demonstrating that the problem is attributable to the non-Nortel Networks products and, under the coordination of Axtel, a Nortel Networks technician can be available to discuss the fault issue with the appropriate vendor.

          *    Analyzing trace/log/dump/Operational Measurement (OM) information

          * Remote telephone and/or email support to Nortel Second Level support (NTS) in troubleshooting, diagnosing and correcting failures by Nortel Networks hardware and/or software to function as per the relevant Nortel Networks product specifications in Axtel's network. Providing regular, on-going updates on case progress using an agreed-upon medium

          * Service Restoration and Resolution of the reported cases in accordance with Section 2.2.3 below of this Exhibit.

1.1.2   Emergency Recovery Deliverables

     Nortel Networks Emergency Recovery teams respond to customer emergencies 24 hours a day, 365 days a year. Customer emergencies are cases that are classified as E1 or E2 in accordance with Nortel Networks Case Priority Classification.

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


          Note: Please refer to "1.1.6 Technical Support Case Priority Classifications and Examples."

     Nortel Networks strives to immediately assign an engineer upon receipt of the call. Thereupon, Nortel Networks will provide continuous support as applicable until the service level is restored to pre-incident operation. The Emergency Recovery team will be in constant contact with Axtel throughout this case resolution activity, if requested.

          Note: Please refer to "2.2 Call Center Access for Technical Support."

     Following service restoration, the E1/E2 case will be closed in agreement with Axtel and a follow-up case (Major for E1 and Minor for E2) can be opened, if further investigation or problem resolution activity is needed. Furthermore, Nortel Networks may, where applicable, conduct a root-cause analysis of the emergency incident, which may be made available to Axtel.

1.1.3   Axtel Responsibilities for Technical Support Services

     For both Technical Assistance and Emergency Recovery Axtel will be required to:

     * Confirm that the products are installed, commissioned, used and maintained by knowledgeable and skilled people acting in accordance with the applicable product documentation from Nortel Networks

     *    Replace hardware components during diagnosis or as remedial actions.

     * Generate performance/availability reports and associated trend analysis.

     * Gather data in a timely manner in support of Nortel Networks' diagnostic process when reasonably within the technical competency of AXtel.

          *    Identify issues requiring hardware replacement

          * If applicable, use all reasonable efforts to maintain hardware and software at the release or update level for supported hardware and software. This maintenance will need to be in accordance with policies and procedures published by Nortel Networks. If Axtel is using a software version released prior to the then-current minimum supported version(s) and is therefore unsupported, then Axtel will need to upgrade to one of the then-current minimum supported versions in order to acquire rights to any known fix.

          * Perform software upgrades and/or patch applications, except for REM software upgrades unless otherwise agreed with Nortel Networks.

          * Except for those activities described in Exhibit D of this Agreement, acknowledge that any hardware / software upgrades / improvements or changes required to install or use a software fix, update, release, or any part thereof are charged separately from, and are in addition to, the charges of the current contract

          * Provide connectivity in a timely manner to the product(s) for Nortel Networks to establish a data link for use by Nortel Networks technical support group in order to conduct remote diagnosis and maintenance

                    Note: Axtel and Nortel Networks technical personnel will agree on the appropriate type of data link based on network equipment and configuration as well as the appropriate security measures to prevent unauthorized access. Axtel will be solely responsible for security of the network. Nortel

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------

                    Networks will not connect to Axtel's network without prior authorization and such connection will be solely to provide technical support.

          * Excuse Nortel Networks from fault resolution for a period equal to such failure or delay, should Axtel fail or cause delay in providing connectivity


          * Designate and make available competent personnel to aid in problem diagnosis and provide electronic access to the affected product(s) to aid in problem investigation and resolution for all incidents. For E1/E2 Axtel personnel should be available to work together with Nortel Networks technical expert throughout the process.

          * Axtel should provide their internal escalation process in order to inform all the contacts to Nortel Networks.

          * Maintain a support agreement(s) with the third-party supplier(s) for such product(s), as Axtel sees fit.


          * Axtel's in-house structure that performs first-line support will need to exhaust internal troubleshooting processes. First-level Operations, Administration, and Maintenance (OA&M) functions may include, but are not limited to:

               *    Performing day-to-day maintenance and network operations

               *    Monitoring network and system alarms

               * Performing diagnosis in accordance with instructions provided by Nortel Networks and carrying out initial remedial actions, including remote diagnosis

               * Operating and controlling Axtel's internal help desk for logging and tracking fault inquiries, prioritizing events, and escalating, as required, to the Nortel Networks technical support group

               * Providing local time templates and historical actions performed on each event as reference information to the Nortel Networks technical support group (NTS).

1.1.4   Technical Support Services Assumptions

     For both Technical Assistance and Emergency Recovery the following assumptions will apply:

          * The Technical Support Services program covers all FWA Hardware and Software (except for Hardware under warranty) installed in Axtel's network.

          * Nortel Networks shall provide an annual product software release designed to enhance the functionality of the product and when appropriate it will include solutions to issues raised through the CNR process. The First Market Application of the annual product software release (including REM software upgrades) is further described in Exhibit D of this Agreement. The content of the 2003 annual release is described in Exhibit C to this Agreement. The content of subsequent years' releases shall be agreed via the bi-monthly Product Enhancement Conferences and by the end of September of the previous year.

          * In the event that Axtel fails to comply with the requirements described in section 1.1.3 (Axtel Responsibilities for Technical Support), Nortel Networks will advise Axtel of its non-compliance. Nortel Networks and Axtel may then agree upon

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------

               service to be provided at the then-current time-and-materials basis published by Nortel Networks plus any travel and living expenses incurred.

          * Nortel Networks, or a skilled, qualified third-party authorized by Nortel Networks, will furnish this service.

1.1.5   Technical Support Services Exclusions

     The following exclusions will govern the delivery of both Technical Assistance and Emergency Recovery:

          * Nortel Networks is not responsible for products that have not been installed, commissioned or upgraded as per the applicable processes and procedures.

          * Nortel Networks is not responsible for supporting non-Nortel Networks supplied third-party product(s). Axtel will be responsible for maintaining support agreements with the OEM/third-party supplier for such product(s).

          * Technical Support Services do not cover Nortel Networks products not purchased from Nortel Networks or from a Nortel Networks authorized agent

          * Nortel Networks will not be obliged to incorporate software corrections into software releases prior to the then-currently supported software release(s). Nortel Networks reserves the right to incorporate software corrections into future software releases

          * Nortel Networks support obligations are expressly conditional upon the products not being (i) subject to unusual mechanical stress or unusual electrical or environmental conditions; (ii) subject to misuse, accident or disaster including without limitation, fire, flood, water, wind, lightning or other acts of God; or (iii) altered or modified unless performed or authorized by Nortel Networks

          * Nortel Networks Products under Warranty are excluded from this Technical Support Services Pack.

          * Products which have not been installed and commissioned by appropriately skilled and trained personnel using Nortel Procedures are excluded from this Technical Support Services Pack.

          * Technical Support Services will not be provided during installation and/or commissioning process.

1.1.6   Technical Support Case Management

          * Nortel Networks will measure the severity level of hardware or software incidents according to the following TL9000 Customer Severity classifications for Critical, Major, and Minor Hardware/Software problem reports. Only if it is not clear which severity level applies, then the severity level assigned by Axtel will be used.


          * Nortel Networks uses case priorities that correspond with the Customer Severity (TL9000) classifications. Notwithstanding the TL9000 Major Customer Severity definition, to provide increased focus on certain types of Major problems, Nortel Networks uses additional case priority definitions: E2, Business Critical, and Major.

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Exhibit B - Description of The Technical Assistance Support Services Agreement
for the Provision of Technical Assistance Support Services for FWA Equipment

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          *    Nortel Networks uses case priorities that correspond to the
               TL9000 Customer Severities as shown in the following table:


TL9000                                    Nortel Networks
Customer Severity                         Case Priority

Critical                                  E1
Major                                     E2

                                          Business Critical

                                          Major

Minor                                     Minor

     For more detailed information about Technical Support Case Priority, Case Resolution Objectives, Case Progress Status and Case Resolution Classification, please refer to sections 2.2.3 to 2.2.7.

2.0  GENERAL

2.1  Holidays Observed by Nortel Networks

     Please refer to your local Nortel Networks representative to get information of Local National Holidays observed at[N1] Customer's location.

2.2  Call Center Access for Technical Support

     The Nortel Networks Call Center will function as a single point of contact for the receipt of all support calls and inquiries. The remote support effort will begin with a telephone call and will continue with the appropriate actions to be taken according to Nortel Networks Case Severity Classifications. The Call Center will be available 24 hours a day, 365 days a year. General provisions for accessing Technical Support services include:

          * Nortel Networks may, where applicable, also provide a customer with the ability to open, view, and modify cases directly within the Nortel Networks case-tracking system via www.nortelnetworks.com. The customer will bear telecommunication facility charges and/or long distance toll charges associated with access to www.nortelnetworks.com

          * Where toll-free +access is not available, the customer will bear telecommunication facility charges and/or long distance toll charges for access to the Call Center

          * All cases are logged into a Nortel Networks case-tracking system. The case is time-stamped and a case reference number allocated. Furthermore, Nortel Networks will request that the customer agree to a case priority level

          *    E1 and E2 priority cases are to be reported by telephone only

          * The Customer escalation of a case to higher levels of management within Nortel Networks, shall be in accordance with the following escalation table:

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


                     "Nortel Networks Escalation Procedure"

                                  Axtel's NOC

                          Call Center Nortel Networks

                   Nortel Networks Technical Support Engineer

                   Nortel Networks Technical Support Manager.

                   Nortel Networks Technical Support Sr. Mgr.


Nortel Networks Technical             Nortel Networks Customer
Support Director                       Operation Leader


     At Closing Date, Nortel Networks will provide Customer with the contact information of the persons involved in this Escalation Procedures, as well from time to time, the changes to such contact information will be provided to Customer.

2.2.1 Nortel Networks Technical Support Services Call Process

     When calling Nortel Networks for Technical Assistance or Emergency Recovery, the customer's representative will be asked to provide the following information:

     1.   Company name

     2.   Caller name and phone number

     3. Personal Identification Number (PIN) or a unique Customer Purchase Order number or credit card number, if a PIN has not been issued.

     4.   Site Location/Site ID

     5.   Product on which the problem is being reported

     6.   Problem description and severity

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Exhibit B - Description of The Technical Assistance Support Services Agreement
for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


     A Call Center agent will generate a Case Reference Number (CRN), which will be provided to the customer for tracking the case. A Nortel Networks technician will then team with the customer's representative to resolve the reported issue.


2.2.2 Call Center Phone Numbers

     Customer sites in Latin America will access the Nortel Networks technical support organizations by calling:

     Tel: (52) 55 5480-2170, Fax. (52) 55 5480-2103
     Available 24 hours a day, 365 days a year
     Pager: SkyTel (52) 55 5227-7979
     PIN: 5266667  / Reach Me PIN: 52 5266667
     email: nsc@nortelnetworks.com


2.2.3 Technical Support Response Times

     Once Axtel has opened a CRN at the Nortel Networks' Call Center and depending on the Severity Classification, a Nortel Networks Technical Support (NTS) Engineer will contact the Axtel's representative as per the terms set forth in Table 2.2.3 below :

                                 "Table 2.2.3"


                                                                                        Resolution
TL9000 Severity           Actions                   Response Times         Target         Targets
Classification                                    Business    Non-        Service        Based on
                                                    Hours   Business      restorat-        RQMs*
                                                             Hours        tion time
---------------------------------------------------------------------------------------------------

E1 (*1)            Worked continuously (7 x 24)   15 min    30 min        7 Hr           24 hr
                   until resolution or workaround
                   is provided

E2 (*1)            Worked continuously (7 x 24)
                   until resolution or workaround
                   is provided                     15 min   30 min        8 Hr           10 Days

Business           Worked during normal business
Critical           days and business hours.
and Major (*2)                                     2 hrs    Next Business 24 Hr          30 Days
                                                            Day

Minor (*2)         Worked during normal business
                   days and business hours.        Next     Next Business 30 Days        180 Days
                                                   Business Day
                                                   Day


(*1) This Service is provided 7 x 24

(*2) This Service is provided in Normal Business Hours

Note: The times set forth in Table 2 - R above, are subject to Nortel Networks and Customer working together in conjunction on a reasonable efforts basis to find a workaround for services restoration and resolution within the target times. These times do not represent an obligation or performance indicator.

*    RQMS - Reliability and Quality Measurements for Telecommunications Systems.

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Exhibit B - Description of The Technical Assistance Support Services Agreement
for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


2.2.4   Technical Support Case Priority

      Problem reports will be classified as set forth in the tables below:

TL9000           Nortel Networks Case            Examples
Severity         Priority & Definition
Classification
--------------------------------------------------------------------------------

Critical         E1                              > Total or partial network
                                                 element outage
                 Problems that severely
                 affect service,                 > A reduction in capacity or
                 capacity/traffic,               traffic handling capability
                 billing and maintenance         such that expected loads
                 capabilities and                cannot be handled
                 require immediate
                 corrective action,              > Failure resulting in dynamic
                 regardless of time of           routing, switching capability
                 day or day of the week.         or transport loss

                                                 > Any loss of safety or
                                                 emergency capability (e.g.,
                                                 emergency calls such as 911 in
                                                 North America)

                                                 > Loss of the system's ability
                                                 to perform automatic system
                                                 reconfiguration

                                                 > Inability to restart the
                                                 system

                                                 > Loss of billing/accounting
                                                 capability

                                                 > Corruption of billing or
                                                 system databases that requires
                                                 service affecting corrective
                                                 actions

                                                 > Other problems that severely
                                                 affect service,
                                                 capacity/traffic, billing, and
                                                 maintenance capabilities or
                                                 are jointly viewed by Nortel
                                                 Networks and the customer as
                                                 critical

--------------------------------------------------------------------------------
TL9000           Nortel Networks Case            Examples
Severity         Priority & Definition
Classification
--------------------------------------------------------------------------------


                 E2                              > Loss of redundancy of
                                                 critical functions
                 Problems that result in
                 potential service               > Loss of protection switching
                 degradation and/or              capability
                 total outage. Serious
                 situation not involving         > Short outages equivalent to
                 service degradation in          system or subsystem outages
                 a live environment, but         not seriously impacting
                 leading to a total or           service with accumulated
                 partial loss of                 duration of greater than two
                 redundancy.                     minutes in any 24-hour period,
                                                 or that continue to repeat
                                                 during longer periods

                                                 > A reduction in provisioned
                                                 capacity of 5% and for a
                                                 cumulative duration of more
                                                 than 10 minutes per 24 hours

                                                 > Repeated degradation of
                                                 DS1/E1 or higher rate spans or
                                                 connections

                                                 > Loss of system's ability to
                                                 perform automatic system
                                                 reconfiguration

                                                 > Loss of access to
                                                 maintenance or recovery
                                                 operations

                                                 > Any loss of functional
                                                 visibility and/or diagnostic
                                                 capability

                                                 > Loss of system's ability to
                                                 provide any required system
                                                 critical/major alarms

                                                 > Total loss of access to
                                                 provisioning

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Exhibit B - Description of The Technical Assistance Support Services Agreement
for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

TL9000           Nortel Networks Case            Examples
Severity         Priority & Definition
Classification
--------------------------------------------------------------------------------

Major            Business Critical               > The customer has been given
                 Problems that result in         a work-around but the
                 a major degradation of          situation still requires
                 system or service               constant attention due to the
                 performance that                temporary nature of the
                 impacts service quality         work-around
                 or significantly
                 impairs network                 > Software
                 operator control or             application/migration issues
                 operational                     that gate the introduction of
                 effectiveness. Overall          new services or functionality
                 network is degraded
                 resulting in severe             > Billing error rates that
                 limitations to                  exceed specifications
                 operations or network
                 management software             > Corruption of system or
                 product has major               billing databases
                 feature that is not
                 working properly with
                 only difficult
                 workaround.

--------------------------------------------------------------------------------

TL9000           Nortel Networks Case            Examples
Severity         Priority & Definition
Classification
--------------------------------------------------------------------------------

Major            Major                           > Degradation of any
                                                 capacity/traffic measurement
                 Problems that result in         function; degradation of
                 conditions that                 functional visibility and/or
                 seriously affect system         diagnostic capability >
                 operation, maintenance          Degradation of access for
                 and administration,             maintenance or recovery
                 etc. and require                operations
                 immediate attention.
                 The urgency is less             > Degradation of the system's
                 than in a Business              ability to provide any
                 Critical situation              required system critical/major
                 because of a lesser             alarms
                 immediate or impending
                 effect on system                > Loss of access for routine
                 performance, customers,         administrative activity
                 and the customer's
                 operation and revenue.          > Any system failure without
                                                 direct immediate impact

                                                 > Intermittent degradation of
                                                 services; partial loss of
                                                 access to provisioning

                                                 > Software
                                                 application/migration issues
                                                 that do not impact service

                                                 > Reduction in any
                                                 capacity/traffic measurement
                                                 function

                                                 > Any loss of functional
                                                 visibility and/or diagnostic
                                                 capability

                                                 > Any significant increase in
                                                 product-related customer
                                                 trouble reports

                                                 > Follow-up to E1 customer
                                                 problems

                                                 > Other problems that disrupt
                                                 or prevent routine system
                                                 activities, or problems that
                                                 are jointly viewed as Major
                                                 events by Nortel Networks and
                                                 the customer

--------------------------------------------------------------------------------

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------

TL9000           Nortel Networks Case            Examples
Severity         Priority & Definition
Classification
--------------------------------------------------------------------------------

Minor            Minor                           > Service analysis, recorded
                                                 announcements, operational
                 Problems do not                 measurements, maintenance
                 significantly impair            program, or network management
                 the functioning of the          problems; or system-related
                 system and do not               documentation inaccuracies,
                 significantly affect            that do not affect call
                 service to customers.           processing
                 These problems are
                 tolerable during system         > Test equipment failures for
                 use.                            which a backup or manual
                                                 alternative can be employed

                                                 > Circuit pack testing
                                                 problems

--------------------------------------------------------------------------------


2.2.5 Case Resolution Objectives

   Nortel Networks Technical Support case resolution targets are based in Nortel Networks best efforts and set according to the following TL9000 standard. The Case Resolution Objectives are described in Table 2.2.3 above.

2.2.6 Case Progress Status

   Nortel Networks Technical Support use the following status to differentiate the case conditions during the evolution of the case investigation. A set of status, its related meaning and its relationship with the case age, are defined in the table below:


Status              Description                                 Nortel Clock
--------------------------------------------------------------------------------

Newly Opened   This status is the default. It signifies
               that no work has been done on the case.          Start

WIP Level 1    This status is used when a NTS Engineer is
               actively working on the Case.                    Not Stopped

WIP Level 2    This status is used when a Second Level
               Support Engineer is actively working a case

               * Second Level Support: Software Support,
               Product Support.                                 Not Stopped

Escalated To
Design         This status is used when a Design Engineer
               is actively working on the case                  Not Stopped

Answer From
Design         Design Engineer has concluded its
               investigation and has replied back to the
               NTS Engineer                                     Not Stopped
With A
Customer       During the course of conducting their
               research, the NTS Engineer may need
               additional information or activity from the
               Customer. The "With a Customer" status is
               assigned when the NTS Engineer is waiting
               on a Customer response in order to continue
               investigation                                    Stopped

Exhibit B - Description of The Technical Assistance Support Services Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


Status         Description                                     Nortel Clock

Interim
Solution       If a temporary solution is provided that
               eliminates the customers pain until a
               permanent solution can be delivered, RQMS
               requirements allow the case to be set
               to an "IS" status during this window of time
               if approved by the Customer. In calculating
               case age, this interval will be discounted
               if the permanent fix was delivered on the
               negotiated commitment date. If the permanent
               fix does not resolve the reported problem,
               case status shall be changed to Work in Progress
               (Level 1 or 2). If the case is returned to a Work
               in Progress (Level 1 or 2) status after using the
               IS, the IS time period will be added to the RQMS
               age of the case.                                   Stopped

Future
Deliverable    Customer agrees to live with the problem
               condition and that the fix will be delivered
               as part of a future Nortel product release
               (software release, maintenance release,
               documentation release or hardware revision.
               Requirements to use this status include
               Customer consent; fix identification, and
               delivery commitment. This status code does
               not add time to the RQMS age of the case
               unless the solution fails and the case is
               moved back to Work in Progress (Level 1 or 2)
               status. If the case is returned to a Work in
               Progress (Level 1 or 2) status after using the
               FD, the FD time period will be added to the
               RQMS age of the case.                             Stopped

Solution
Delivered      Solution Delivered or available for testing
               and verification. If the delivered solution
               does not resolve the reported problem, the
               status will be changed to Work in Progress
               (Level 1 or 2). If the case is returned to a
               Work in Progress (Level 1 or 2) status after
               using the SD status, the SD time period will
               be added to the RQMS age of the case.             Stopped

Pending OEM
Vendor         The case has been handed over to an OEM Vendor
               for resolution                                    Not Stopped

--------------------------------------------------------------------------------

2.2.7 Case Resolutions Classifications

   Nortel Networks Technical Support case resolutions: which shall be mutually agreed for each case:

   * Cannot Reproduce: After 60 days and a reasonable effort, a problem has not been observed in the Network, is not reproducible or sufficient information has not been provided to adequately troubleshoot the problem and isolate the root cause

   * Customer Process: Human errors are present or the customer has failed to follow procedures recommended and documented by Nortel Networks

   * Design Intent: The functionality required by customer does not align with the design specifications of the product set forth in Agreement, in which case Nortel Networks shall make clear to Axtel which is such design specification (i.e., the functionality is unsupported), and the issue can only be resolved through new development efforts subject to a separate product development agreement and charges.

   *  External Cause: Issue caused by non-Nortel Networks products

   * Hardware Deficiency: A problem is isolated to defective hardware materials or workmanship or substantial nonconformance to specifications published by Nortel Networks

   * Hardware Failure: A problem is caused by a hardware component failure that falls within Mean Time Between Failure (MTBF) limitations

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Exhibit B - Description of The Technical Assistance Support Services Agreement
for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------

   * Nortel Networks Literature: Required Nortel Networks technical document does not exist or the contents of an existing document are in error [for example, an incomplete Nortel Networks Technical Publication (NTP)]

   * Nortel Networks Process: A problem occurs as a result of a Nortel Networks process deficiency

   *  Opened in Error: The case should not have been opened

   * Scheduled Event: An outage occurs resulting from planned maintenance, installation, or manual initialization, including such activities as parameter loads, software/firmware changes, and other OA&M activities

   * Software Deficiency: A problem is isolated to a software design deficiency.

2.3 Nortel Networks Conditions for Services Provided Outside of the Scope of this Technical Support Services Pack

   If a customer requests a service that is neither part of the scope of the Technical Support Service nor within the control or responsibility of Nortel Networks and if Nortel Networks agrees to perform the service, then Nortel Networks will charge customer at the per-occurrence rate schedule to perform such services as published by Nortel Networks.

   On Site/Remote Technical Assistance & On Site/Remote Emergency Recovery Out of Scope Services may be provided on a per-occurrence basis only when:

   * Support is needed for efforts not covered under a contract support program (such as the one proposed herein)

      Note: Axtel must have a Nortel Networks Support Contract in place, as the one proposed herein, to be able to request any Per-Occurrence Support Services. It is not intended to offer the Per-Occurrence Support Services separately from a Nortel Networks Support Contract.

   Technical Support Out of Scope situations can include

      * On-site visits to a customer's system sites, when the visit is at the request of the customer but is not deemed necessary by Nortel Networks. This includes site visits requested by the customer for support when resolution could have otherwise been achieved from a remote location. This is subject to the terms set forth in Section 1.1 above.

      * Requests to investigate issues pertaining to software features that are either outside the functionality as defined in the Nortel Networks Technical Publications (NTPs) or are outside standards supported by Nortel Networks

            Note: Nortel Networks periodically reviews the deployment of its products based on technology, market deployment, and support requirements. Nortel Networks then nominates products that would no longer be supported as of a specified date and changes the status to "nominated EOL." Nortel Networks will notify customers of EOL product intentions well in advance through the distribution of Product Portfolio Simplification/Product Service

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Exhibit B - Description of The Technical Assistance Support Services Agreement
for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------

            Information (PSI) bulletins as well as Nortel Networks Feature Planning Guides.

         *  Assistance in set-up and usage of Operational Measurements (OMs)

         * System performance assessment * Training on product hardware maintenance

         *  Training on general office operations/maintenance procedures

         *  Training on test equipment and troubleshooting procedures

         2.3.1 Per-Occurrence Repair Services

         * As a separate and additional charge, each Base Station item returned for repair will be charged individually. Invoicing at the beginning of each month for units delivered to Nortel Networks for repair during the previous month.

         *  The Individual Base Station element return & repair included are:

            *  TPM
            *  TTM
            *  TBM
            *  NMM
            *  TMU
            *  OVPM

         * As a separate and additional charge, an RTU Repair & Return service will be offered through one of two options. Axtel will elect one of these two options by the Closing Date for the year 2003 and by December 15th of the prior year for each year thereafter. Both options are detailed in the Price Summary (Exhibit "A").

         * Nortel Networks repair cases resulting in "no fault found" to be charged at 50 % of the Nortel Networks' full repair rates. Axtel will pay the handling fee of units determined by Nortel Networks to be beyond economic repair. Return and repair turnaround target time to be 60 days.

         * Nortel Networks will not provide a hardware emergency replacement service.


2.3.2 Axtel Order Process for FWA Repair Services

   This process supports the delivery of Nortel Networks FWA Repair Services for AXtel. Customers of Nortel Networks who request a hardware repair service should have the following required information ready when placing a repair order with Nortel Networks:

   1. Customer or distributor name
   2. Customer ID (Project #, Site ID)
   3. Requestor name, phone and fax number, and e-mail address
   4. Customer ship to address
   5. Part number (PEC or CPC or manufacturer's part number)

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Exhibit B - Description of The Technical Assistance Support Services Agreement
for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------

   6. Quantity (quantity of one per serial number)
   7. Serial number of the defective part(s) being returned (if applicable)
   8. Warranty status
   9. Confirmation of the availability of a fully completed Nortel Networks fault report form for said product.
   10. Any additional information about product (system type or software release)
   11. Any special shipping instructions

   Upon receiving the customer's request and after any diagnostics assistance, Nortel Networks will allocate a part request number to each FRU to be repaired and notify the customer of the relevant part request number.

   This part request number, also known as the Return Material Authorization
   (RMA) number, is critical for tracking individual orders and must be referenced on failure tags, shipping/packing lists, returned defectives, and any correspondence or inquiries concerning the order.

   The customer's representative can call in, fax or e-mail a Repair Service order directly to Nortel Networks in Mexico using the following contact means:

   Office hours (Monday through Friday from 9:00 a.m. to 6:00 p.m. (Local time) Phone number: (52) 55 50 91-4839, Fax: (52) 55 5091 4842,
   aliciav@nortelnetworks.com

Faxes

   All faxed orders will be processed and assigned an RMA# by the close of the next business day.

   To obtain a parts request form by e-mail, please send an e-mail message to any of the above addresses and note "repair order form" in the subject/title field. A form will be sent automatically.

   Place the PO number in the subject/title field when e-mailing a completed parts request form back to Nortel Networks. For order confirmation, Nortel Networks will respond with an RMA number to all e-mail orders by the next business day.


2.3.3. Package Labeling Instructions and Addresses for Returns

   Circuit packs should be packed in anti-static containers designed specifically for the circuit packs in order to avoid damage during shipment. Other parts should be individually wrapped in either anti-static packaging or packaging specifically designed for that product to avoid damage during shipment. Nortel Networks will inform customers of any improper packaging, which will void the warranty.

   All materials should be returned pre-paid and sent to the appropriate Nortel Networks repair facility. The customer should use discretion in selecting shipping methods. Nortel Networks recommends that customers insure all packages to cover possible loss or damage during shipping, regardless of warranty status.

   A completed Nortel Networks fault report must be filled out and attached to each returned item to assist in failure assessment and problem tracking. Fault reports are sent with each replacement shipment. Customers can obtain additional supplies by contacting the Nortel Networks Customer Support Center.

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Exhibit B - Description of The Technical Assistance Support Services Agreement
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--------------------------------------------------------------------------------

   Nortel Networks will inform customers of any discrepancy in return shipments. Any discrepancy, whether it is quantity (more or less), product returned not matching what was ordered, inability to determine complete order information, or non-suitable packaging, would be noted and addressed.


Defective Return Packing Slips

   Defective return packing slips should be used to return all defective parts to Nortel Networks. Nortel Networks will provide defective return packing slips for use to return shipments. A copy of the defective return packing slip should be placed in all the cartons and attached outside. This duplication will aid in processes and proper identification of returned material. The RMA number and the PO number should be clearly marked on the outside of each box. If a customer supplies a packing slip, the following information must be included on the shipping/packing list for proper handling:

   Item (Information Required)

      1. From (Company name, return address, and telephone number)
      2. Ship Date (Date parts are shipped from the customer)
      3. Ship via (Carrier or Enterprise name)
      4. Waybill number (Carrier or Enterprise tracking number
      5. Number of Cartons (Number of cartons being sent on shipment)
      6. Customer's PO# (Provided, if applicable)
      7. Repair order number (RMA# issued by Call Center when order is placed)
      8. Site ID or Project number
      9. Item Number
      10. Quantity ordered
      11. Quantity returned
      12. Nortel Networks Part number
      13. Description of item
      14. Serial number (The serial number for each item in the shipment)
      15. Shipment requested by (Signature of the customer's representative)


Repair Facility Addresses

Nortel Networks de Mexico
Kilometro 42.5 Carretera Mexico-Queretaro
Nave # 3
Parque Industrial Cedros
Tepozotlan, Edo. de Mexico, CP 54600
MEXICO
Attn: Hardware Support Representative

This address may be modified from time to time by Nortel Networks.



--------------------------------------------------------------------------------
                                                                         Page 17

Exhibit C - Content and Scope of the 1st Software Enhancement Release Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------





                                   Exhibit C





                     Content and Scope of the 1st Software
                              Enhancement Release

Exhibit C - Content and Scope of the 1st Software Enhancement Release Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

--------------------------------------------------------------------------------


1.0 COMMITTED CONTENT

The following is a list of agreed and committed content of the 1st Software Enhancement release known as "SR 14.1"

*    Ethernet connectivity between REM and ITS
*    MMP15 compatibility
*    OS Support in relation to Windows and MAC operating systems
*    iNMS/xceed REM Pass-throughput
*    New REM Platform
* 3 Time Slot working for the Packet Data Service (This is in addition to the existing 6 Time Slot Capability
*    PDS Dynamic Allocation

In addition to the SR14.1 release it has been agreed that the REM enhancement features known as RFD / NTC improvements will be made available to Axtel as part of the maintenance release known as MR 14.03 and forecast for delivery to the Customer within two (2) months of the Closing Date.

It is also understood that the Nortel Networks Design team will take reasonable efforts to incorporate the enhancement known as Automatic Install Quality monitoring in the SR14.1 release, but it is understood by the Customer that this is an additional feature that has not been committed as a firm deliverable within SR14.1

2.0 RELEASE DATE

The availability date of the SR14.1 release will be within eleven (11) months of the Closing Date, the exact date will be confirmed once the detail specification of the above features have been agreed between the Customer and Nortel Networks.


Exhibit C - Content and Scope of the 1st Software Enhancement Release Agreement for the Provision of Technical Assistance Support Services for FWA Equipment



                                                                          Page 2

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Exhibit D - First Market Application Process for Annual FWA Software Release
Agreement for the Provision of Technical Assistance Support Services for FWA Equipment




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                                    Exhibit D

                        FIRST MARKET APPLICATION PROCESS

                         FOR ANNUAL FWA SOFTWARE RELEASE


1.0  Scope.

     Nortel Networks will provide an annual product software release designed to enhance the functionality of the product. The content of the 2003 release shall be agreed by both parties by contract start date. The content of subsequent years' releases shall be agreed via bi-monthly Product Enhancement Conferences and by the end of September of the previous year. In the event that the annual software release requires a software upgrade to the REM, this activity will be carried out by Nortel Networks. This document outlines the process by which the annual software releases and, if applicable, any associated REM upgrade will be made available to AXtel.


2.0  Definition of First Market Application.

     Each annual software release will be fully tested and verified by Nortel Networks at its facilities before being made available to AXtel for deployment in their network. Such testing will be within the constraints of the Nortel Networks FWA R&D captive office environment i.e. testing will be in a simulated "live air" environment which emulates the Customer network in so far as this is practical. Each release will be accompanied by a "Release Content Description" which will detail the contents of the release, system line up such as switch configuration & software version and if applicable, any limitations. If deemed necessary by AXtel, Nortel Networks will assist AXtel in verifying the functionality of the annual software release within AXtel's own FWA network. This activity will be termed "First Market Application".


3.0  Responsibilities for First Market Application.

     The primary objective of the First Market Application is to ensure functionality of the annual software release in the AXtel network and as such, responsibility for the completion of this activity rests wholly with AXtel. Not withstanding the foregoing, Nortel Networks will work in support of AXtel in the First Market Application process. Note, all interaction and communication between Nortel Networks and AXtel with respect to the First Market Application process will be in English.

3.1  AXtel Responsibilities in the First Market Application Process.

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Exhibit D - First Market Application Process for Annual FWA Software Release
Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

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     3.1.1 Notify Nortel Networks of the intention to conduct a First Market
          Application with respect to an annual software release at least 3 (three) months prior to the targeted delivery date for said software release.

     3.1.2 Provide Nortel Networks with a detailed test plan outlining the intended test areas and clearly highlighting those areas for which Nortel Networks support will be required. This plan must be made available to Nortel Networks at least 2 (two) months prior to the targeted delivery date for said software release.

     3.1.3 At least 1 (one) month prior to the targeted delivery date, publish the final test plan.

     3.1.4 Make appropriate personnel, information and equipment available to Nortel Networks as needed and in a timely manner to ensure proper planning so adequate preparations can be made by Nortel Networks.

     3.1.5 Make appropriate personnel, information and equipment available to Nortel Networks as requested and in a timely manner during the First Market Application to facilitate proper execution of the Nortel Networks support activity.

     3.1.6 Guarantee that any test equipment and/or FWA network equipment (such as a "captive Office") required by Nortel Networks in order to complete its support activities is installed, commissioned, maintained and where applicable calibrated as per manufacturer instructions.

3.2  Nortel Networks Responsibilities in the First Market Application Process.

     3.2.1 Provide a draft software release note to AXtel at least four (4) months prior to the targeted delivery date for said software to facilitate the development of a detailed test plan.

     3.2.2 Where requested by AXtel, critique draft versions of the AXtel detailed test plan to help ensure effectiveness.

     3.2.3 Deliver a complete list of the Nortel Networks requirements, within reason, for the First Market Application activity at least 1 (one) month in advance of the delivery date.

     3.2.4 Provide a technical resource from the R&D team to support AXtel in the execution of their detailed test plan. Note this support resource will be available in Monterrey for a total of no more than 20 (twenty) consecutive calendar days and will be available to support AXtel from 09:00 to 18:00 local time. If AXtel requires additional support to execute its detailed test plan, this may be provided by Nortel Networks by prior arrangement. Any additional support, where provided, will be billed to AXtel. This is not a commitment to provide additional support.

     3.2.5 Once the Nortel Networks technical resource has completed those test areas for which support has been requested, he/she will provide a signed copy of the relevant section(s) of the test plan to AXtel. This will mark the completion of the delivery of the software release to AXtel.

     3.2.6 Upgrade the AXtel REMs with the new software release where necessary. The first REM upgrade for each release, if applicable, shall be programmed within the First Market Application timeframe.

3.3 Exclusions from Nortel Networks Responsibilities in the First Market Application Process.


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Exhibit D - First Market Application Process for Annual FWA Software Release
Agreement for the Provision of Technical Assistance Support Services for FWA Equipment

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     3.3.1 Installation and/or commissioning of new or replacement hardware.

     3.3.2 Interoperability testing between FWA and non-Nortel equipment or software.

     3.3.3 Responsibility for delays in executing the detailed test plan caused by unavailability of AXtel network or test equipment, AXtel personnel or lack of network data.

     3.3.4 General implementation of the software release in the AXtel network.


4.0  Technical Issue Resolution.

     Technical issues discovered during the First Market Application process will be managed in accordance with section 1.1 of Exhibit B, Description of Technical Assistance Support Services.



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